N-2 acn-2.htm AMASSE CAPITAL LLC
(As filed with the Securities and Exchange Commission on January 25, 2006)
Investment Company Act File No. 811-21813

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2

Registration Statement Under The Securities Act of 1933
Pre-Effective Amendment No.
Post-Effective Amendment No.
and/or
Registration Statement Under The Investment Company Act of 1940
Amendment No.
(check appropriate box or boxes)

AMASSE CAPITAL LLC
(Exact Name of Registrant as Specified in Charter)

1066 Oilipuu Place
Honolulu, Hawaii 96825
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (808) 395-7033

With copies to:

Jeffrey N. Greenhut
Patricia Roszkowski
Amasse Capital LLC
45 Rockefeller Plaza Suite 2000
New York, New York 10111

Approximate Date of Proposed Public Offering:
There is no intent for a public offering of shares.

Amasse Capital LLC is a closed-end, non-diversified Investment Management Company that is engaged primarily in investing and trading securities, with the principal investment goal being capital appreciation.  We have elected to file this prospectus with the Securities and Exchange Commission (SEC) to provide investors with information that will assist them in making a decision about investing in Amasse Capital’s Investment management programs as set forth herein this prospectus and Statement of Additional Information “SAI”.  We have incorporated our SEC filing into this prospectus by reference of the filing number 811-21813.

For a free copy or a larger print version of this prospectus and/or statement of additional information, please contact your investment representative at 1-808 395 7033, or email aaa@amassecapital.com.

Please read this prospectus, and the accompanying prospectus supplement(s), if any, before investing and keep it for future reference as it contains important information about us. The Securities and Exchange Commission maintains a website ( http://www.sec.gov ) that contains other information about us. The web address of the SEC’s Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

The date of this prospectus is January 25, 2006

The information in this prospectus is not complete and may be changed. This prospectus does not constitute an offer to sell securities and is not soliciting an offer to buy securities in any way.

SUBJECT TO COMPLETION, PROSPECTUS AND SAI ISSUED ,2006

AMASSE CAPITAL LLC
LIMITED LIABILITY COMPANY

The objective is to provide focused investment strategies that generate superior risk-adjusted returns to a sophisticated set of clients around the world. We are a solutions-focused Investment, Wealth and Asset Management company providing investment and consultative services to companies. Our investment objective is to achieve current income and capital gains. We are an Investment Management Company under the Investment Company Act of 1940.

Amasse Capital is a progressive private non-diversified, closed-end, Investment, Management Company that provides comprehensive financial services including but not limited to exchanging currencies, investment management, and private placement of assets into commercial trading programs. With regards to our investments, we concentrate primarily on fixed income securities, gold bullion, private companies, and real estate.

Amasse provides high net-worth corporate and private clients with specialized, premium financial, investment banking, and asset management services.  Our services are specifically designed and tailored to suit the financial and investment and transactional requirements of each individual client.  Amasse employs a fixed income, risk-less arbitrage investment strategy and therefore is a high yield, risk-averse Investment Management Company.  We have established favorable relationships with elite financial institutions, pension funds, non-profit organizations, high net-worth individuals, investment firms, hedge funds, as well as corporate and private clients.  Amasse accesses an extensive network that enables it to present a variety of extraordinary investment opportunities to its clients and in-turn generates and secures the most lucrative returns on investment.

Amasse pursues a relative value investment strategy with the objective of capturing a stable income stream while minimizing return volatility over time. This strategy relies on Amasse’s ability to identify and purchase undervalued securities, and its intensive analytical approach to risk management.  Amasse pursues a series of risk-free transactions consisting of purchasing AA or better rated securities at one price and simultaneously selling the securities at a higher price, generating a profit on the price difference.

Amasse evaluates designs and implements proactive investment strategies that minimize risks from the client’s existing portfolio, secure the client’s wealth and assets, and identify, facilitate, and execute the investments and transactions.  The end result is that clients are able to complete their transactions efficiently and generate consistent profits, while preserving their wealth and assets. Amasse has developed investment programs and trading strategies that increase the aggregate wealth of our clients by deriving monetary benefits from their existing wealth and assets while exposing those assets to minimal risk.

SERVICES

Amasse Capital’s Foreign Currency Exchange Services are extended to all corporate and private clients that request its services in exchanging any of the G8 Currencies.  (Please contact Amasse offices or visit us on line at www.amassecapital.com or speak to an authorized Amasse representative to request the application & the Guidelines for Qualification Criteria).

Amasse Capital’s Wealth & Asset Management services are extended to all clients, who have assets in excess of One Hundred Thousand United States Dollars.  Amasse utilizes the client’s assets to trade fixed income securities using a relative value, risk-less arbitrage trade strategy. Amasse identifies undervalued securities and pursues a series of risk free transactions, whereby the purchase and sale of the financial instruments are consummated simultaneously, generating a profit on the price difference.  Please contact Amasse offices or visit us on line at www.amassecapital.com or speak to an authorized Amasse representative to request the application & the Guidelines for Qualification Criteria). The assets that Amasse Capital specializes in are listed below.

ASSET MANAGEMENT

Financial Instruments
Amasse accepts current and valid AA or better rated financial instruments such as Medium Term Notes (MTNs), Bank Guarantees (BGs), Standby Letters of Credit (SBLCs), Corporate Bonds (CBs), Stocks, Various Equity Securities, Sovereign Guarantees, and CDs.  Amasse utilizes the Financial Instruments as collateral to generate an Asset backed loan, and then places the funds into a trade program, specifically designed for the client.  All applications and requests must be submitted by the beneficial owner of the instruments.  The instruments must be free and clear of liens and encumbrances and must be valued at a minimum of One Million United States Dollars.

Precious Metals
Amasse accepts current and valid precious metal assets primarily Gold Bullion, that carry internationally recognized hallmarks and are accompanied by all pertinent documentation.  Amasse utilizes the Precious Metals as collateral to generate an Asset backed loan, and then places the funds into a trade program, specifically designed for the client.  All documentation must be submitted only by the registered and beneficial owner.  The assets must be free and clear of liens and encumbrances and must be valued at a minimum of Ten Million United States Dollars.

Precious Stones
Amasse accepts cut, polished, and appraised precious stone assets that carry internationally recognized certification and are accompanied by all pertinent documentation.  Amasse utilizes the Precious Stones as collateral to generate an Asset backed loan, and then places the funds into a trade program, specifically designed for the client.  All documentation must be submitted only by the registered and beneficial owner.  The assets must be free and clear of liens and encumbrances and must be valued at a minimum of Ten Million United States Dollars.

Art
Amasse accepts high-end, appraised art assets that carry internationally recognized certification and are accompanied by all pertinent documentation.  Amasse utilizes the Art as collateral to generate an Asset backed loan, and then places the funds into a trade program, specifically designed for the client.  All documentation must be submitted only by the registered and beneficial owner.  The assets must be free and clear of liens and encumbrances and must be valued at a minimum of Ten Million United States Dollars.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission. Each time we or a selling shareholder use this prospectus to inform investors concerning our investment management programs, we will provide a prospectus supplement that will contain specific information about the terms of the program. The prospectus supplement may also add, update or change information contained within this prospectus. Please carefully read this prospectus and any prospectus supplement together with the Statement of Additional Information before you make an investment decision.

PROSPECTUS SUMMARY

The following summary is qualified in its entirety by reference to the more detailed information and consolidated financial statements appearing elsewhere in this prospectus. In this prospectus or any accompanying prospectus supplement, “Amasse”, “we”, “us” and “our” refer to Amasse Capital and our wholly owned subsidiaries and our affiliated securitization trusts unless the context otherwise requires. This is only a summary. The summary does not contain all of the information that you should consider before investing. Prior to any investment, you should review the more detailed information contained in this prospectus.

BUSINESS

Amasse Capital is a progressive private non-diversified, closed-end, Investment, Management Company that provides comprehensive financial services including not limited to currency exchange, investment management, and private placement of assets into commercial trading programs. With regards to our investments, we concentrate primarily on fixed income securities, gold bullion, private companies, and real estate.

We are a solutions-focused financial services company providing investment, financing and consultative services to companies. Our investment objective is to achieve substantial current income and capital gains. To meet this objective, we employ an “expert-activist” investment philosophy to identify attractive investment opportunities and develop strong customer relationships. As an expert, we are highly knowledgeable about our target markets and customers. As an activist, we work with our customers’ management teams and owners to create and execute effective capital deployment strategies.

We have built our portfolio through disciplined underwriting and investment approval processes and focused portfolio management. Our investment decisions are based on extensive analysis of potential customers’ business operations and asset valuations supported by an in-depth understanding of the quality of their recurring revenues and cash flow, variability of costs and the inherent value of their proprietary intangible assets and intellectual property. We have developed specialized risk management metrics, pricing tools, due diligence methodologies and data management processes that are designed to help us maximize our return on investment.

Investment Objective and Principal Strategies

Amasse Capital employs a variety of sophisticated investment techniques that include, among other things, short sales of securities, use of leverage (i.e., borrowing money for investment purposes), and fixed-income relative value risk-less arbitrage.  Amasse Capital’s use of these techniques is an integral part of our investment programs.

Amasse Capital generally invests in marketable and highly liquid securities, although we may also invest in privately placed securities and other investments that are illiquid. Amasse Capital may invest and trade in a wide range of instruments and markets, including, but not limited to, domestic and foreign equities and equity-related instruments, currencies, financial futures, and fixed income and other debt-related instruments. Amasse Capital is generally not limited as to the markets (either by location or type, such as large capitalization, small capitalization or non-U.S. markets) in which they may invest or the investment discipline that they may employ (such as value or growth or bottom-up or top-down analysis).

A certain degree of risk is inherent to any type of investment, which is why we at Amasse Capital have diligently developed proprietary techniques and strategies to minimize and in many cases, neutralize risk. To this end, our investments are generally short-term in nature, privately negotiated, and based in liquid markets. This makes the securities that we invest in highly marketable and, as a result, readily tradable. In most cases, we will not make an investment unless preceded by a contracted short-term exit arrangement.

We also spend significant time and effort identifying, structuring, performing due diligence, monitoring, valuing and ultimately exiting our investments. Each investment is subject to an extensive due diligence process. Our investments are typically structured to provide recurring cash flow in the form of dividends to our investors and us. In addition to earning dividends, we may structure our investments to generate income from management, diligence, structuring, or other fees. We may also enhance our total return through capital gains through equity features, such as nominal cost warrants or by investing in equity investments.

Asset Allocation Program

To participate in the Program, an investor must establish an investment management arrangement with Amasse Capital, pursuant to which Amasse Capital will have full discretionary authority (unless the investor otherwise directs) to manage the investor’s assets. Amasse Capital’s allocation decisions will be individualized for each investor in accordance with an asset allocation framework established for the investor that is based upon a consideration of a variety of factors relating to such investor. These factors may include, among other things, the investor’s investment objectives, its risk tolerance, its time horizon, its financial circumstances, its tax issues and its other existing investments. An investor will have the ability to impose reasonable restrictions on the management of its account. Amasse Capital will reconsider the asset allocation framework established for an investor when informed by the investor of a change in the investor’s particular investment needs or circumstances. Amasse Capital will provide each investor with a variety of reports, including an analysis of the investor’s current asset allocation strategy. The investment management arrangement established by the investor with Amasse Capital will contain specific terms and conditions of the investor’s participation in the Program, including certain restrictions on the right of the investor to withdraw from the Program.

Amasse Capital is responsible for developing, implementing and supervising each invested asset, for providing day-to-day investment management services to each investor, and for providing various administrative services to each investor including, among other things, extensive support services. Amasse Capital is authorized, subject to the approval of its Board, to retain one of its affiliates to provide any or all of the investment advisory services required to assist Amasse Capital in providing these services.

Administrative Fee

Each investor pays Amasse Capital, its administrator, an administrative fee based on the amount of the initial investment.  The percentage of the investment that is resolved as the Fee may vary from client to client based on factors including but not limited to the amount of the investment and the complexity of the account’s management.   The Fee will reimburse the Administrator for certain out-of-pocket expenses.  Certain minimums apply.

Valuation

The valuation of Amasse Capital investments is ordinarily determined based upon valuations provided by Amasse Capital for the Investor. Certain securities in which the investor invests may not have a readily ascertainable market price and will be valued by Amasse Capital at fair value in accordance with procedures agreed upon by Amasse Capital and the Investor.

Borrowing

An investor will not borrow money in connection with its investments during the term of his or her contract. Borrowings by an investor, including any borrowings from their Portfolio Accounts, will be subject to a 300% asset coverage requirement under the Investment Company Act.  Any borrowings by an investor for investment purposes (a practice known as “leverage”) involve certain risks. See “Risk Factors—Leverage; Borrowing” and “Investment Objective and Principal Strategies—Borrowing; Use of Leverage.”

SUMMARY OF FEES AND EXPENSES

This table describes the various costs and expenses that an investor in Amasse Capital’s investment management programs will bear directly or indirectly.

Shareholder Transaction Expenses
Sales load (as a percentage of investment)(1)	—%
Dividend reinvestment plan fees(2)	None
Annual Expenses (as a percentage of consolidated net assets attributable to investment)(3)
Operating expenses(4)	5.0%
Interest payments on borrowed funds(5)	6.0%

Total annual expenses(6)(7)	11.0%

(1)

In the event that investments to which this prospectus relates made by or through brokerage houses or Amasse Authorized Sales Representatives, a corresponding prospectus supplement will disclose the applicable sales load.

(2)

The expenses of our dividend reinvestment plan are included in “Operating expenses.” The participants in the dividend reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases or sales, if any.

(3)	“Consolidated net assets attributable to investment” equals net assets (i.e., total consolidated assets less total consolidated liabilities).

(4)	“Operating expenses” represent our projected operating expenses for the year ending December 31, 2006, excluding interest on indebtedness.

(5)	The “Interest payments on borrowed funds” represents our projected interest expense for the year ending December 31, 2006.

(6)

“Total annual expenses” as a percentage of consolidated net assets attributable to investments are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that “Total annual expenses” percentage be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed monies.

(7)	The investors in Amasse bear the cost associated with our Operating Expenses but not on our Interest Payments on borrowed funds,

Example

The following example, required by the SEC, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we assumed we would have no additional leverage and that our operating expenses would remain at the levels set forth in the table above. In the event that investments to which this prospectus relates are made by or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

You would pay the following expenses on a $10,000 investment, assuming a 5.0% annual return

1 Year	3 Years	5 Years	10 Years
$500	$1,500	$2,500	$5,000

Although the example assumes (as required by the SEC) a 5.0% annual return, our performance will vary and may result in a return of greater or less than 5.0%.

The example should not be considered a representation of future expenses, and the actual expenses may be greater or less than those shown.

RISK FACTORS

Any Investment involves substantial risks, and investors should invest in Amasse Capital only if they can bear a substantial risk of loss. Each Investor allocates its assets to Amasse Capital who, in turn invest in and actively trade securities and other financial instruments using different strategies and investment techniques that may involve significant risks.

Prospective investors should consider the following factors in determining whether Amasse Capital is a suitable investment. However, the risks enumerated below should not be viewed as encompassing all of the risks associated with any investment. Prospective investors should read this entire prospectus and consult with their own advisers before deciding whether to invest. In addition, as an investment program develops and changes over time (subject to limitations established by the Investment policies and restrictions), an investment in the future may be subject to additional and different risk factors.

Investment-Related Risks

General Economic and Market Conditions. The success of each investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by in Amasse’s Portfolio Accounts. Unexpected volatility or illiquidity could impair Amasse Capital’s profitability or result in losses.

Highly Volatile Markets. The prices of Fixed-Income Securities can be highly volatile. Price movements of forward, futures and other contracts in which assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Amasse’s Portfolio Accounts are also subject to the risk of the failure of any exchanges on which their positions trade or of the clearinghouses for those exchanges.

Risks of Securities Activities. All securities investing and trading activities involve the risk of loss of capital. While Amasse Capital will attempt to mitigate these risks, there can be no assurance that Amasse Capital’s investment activities will be successful or that Members will not suffer losses. The following discussion sets forth some of the more significant risks associated with Amasse Capital’ styles of investing:

Fixed-Income Securities. The value of fixed-income securities in which Amasse Capital invests in will change in response to fluctuations in interest rates. In addition, the value of certain fixed-income securities can fluctuate in response to perceptions of creditworthiness, political stability or soundness of economic policies. Valuations of other fixed-income instruments, such as mortgage-backed securities, may fluctuate in response to changes in the economic environment that may affect future cash flows.

Non-U.S. Investments. It is expected that Amasse Capital will invest in securities of non-U.S. companies and countries. Investing in these securities involves certain considerations not usually associated with investing in securities of U.S. companies or the U.S. government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating Assets, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict an Amasse Portfolio Manager’s investment opportunities. In addition, accounting and financial reporting standards that prevail in foreign countries generally are not equivalent to United States standards and, consequently, less information is available to investors in companies located in such countries than is available to investors in companies located in the United States. Moreover, an issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other. There is also less regulation, generally, of the securities markets in foreign countries than there is in the United States. In addition, unfavorable changes in foreign currency exchange rate may adversely affect the U.S. dollar values of securities denominated in foreign currencies or traded in non-U.S. markets. Amasse Capital may, but are generally not required to hedge against such risk, and there is no assurance that any attempted hedge will be successful.

Counterparty Credit Risk. Certain markets in which Amasse Capital effect their transactions are “over-the-counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. To the extent Amasse Capital invests in over-the-counter transactions, on these markets, it is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes Amasse Capital to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing Amasse Capital to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where Amasse Capital has concentrated its transactions with a single or small group of counterparties. Amasse Capital is not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. The ability of Amasse Capital to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by Amasse Capital.

Leverage; Interest Rates; Margin. Amasse Capital is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Amasse Capital generally is also permitted to borrow money. Amasse Capital may directly or indirectly borrow money from brokerage firms and banks. Borrowing for investment purposes is known as “leverage.” Although leverage presents opportunities for increasing total investment return, it has the effect of potentially increasing losses as well. Any event that adversely affects the value of an investment, either directly or indirectly could be magnified to the extent that leverage is employed. The cumulative effect of the use of leverage, directly or indirectly, in a market that moves adversely to the investments of the entity employing the leverage could result in a loss that would be greater than if leverage were not employed. In addition, to the extent that Amasse Capital borrows money, the rates at which they can borrow may affect the operating results.

In general, the anticipated use of short-term margin borrowings by Amasse Capital results in certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which Amasse Capital have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then Amasse Capital could be subject to a “margin call,” pursuant to which they must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of an Amasse Portfolio Account, Amasse Capital might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

Short Selling. Amasse Capital may engage in short selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice.

General Risks

Limited Operating History. Amasse’s investment programs should be evaluated on the basis that there can be no assurance that the Investor’s assessments of Amasse Capital, and in turn their assessments of the short-term or long-term prospects of investments, will prove accurate. Thus,  the possibility exists that Amasse Capital may not achieve its investment objective and Amasse Capital’s net asset value may decrease.

Non-Diversified Status. Each investment is in a “non-diversified” investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the percentage of Amasse Capital’s assets that may be invested in the securities of any one issuer.

Incentive Allocation. Amasse Capital generally will be entitled to receive performance-based allocations. Performance-based allocations may create an incentive for Amasse Capital to make investments that are riskier or more speculative than those that might have been made in the absence of such arrangements. In addition, because the performance-based allocations are generally calculated on a basis that includes realized and unrealized appreciation, these allocations may be greater than if they were based solely on realized gains.

Conflicts of Interest. Amasse Capital and its affiliates provide investment and other services to a wide range of clients. In addition, investment professionals associated with Amasse Capital may carry on investment activities for their own accounts and the accounts of family members (collectively with other accounts managed by Amasse Capital and their affiliates, “Other Accounts”). Amasse Capital has no interest in these activities. As a result of the foregoing, Amasse Capital is engaged in substantial activities other than on behalf of its investors and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities, and their time, between Amasse Capital Portfolio Accounts and Other Accounts.

There may be circumstances under which Amasse Capital will cause one or more Other Accounts to commit a larger percentage of their assets to an investment opportunity than the percentage they commit to such investment. There also may be circumstances under which Amasse Capital or an Amasse Portfolio Manager purchases or sells an investment for their Other Accounts and does not purchase or sell the same investment for Amasse Capital, or purchases or sells an investment for Amasse Capital and does not purchase or sell the same investment for one or more Other Accounts. However, it is the policy of Amasse Capital that investment decisions for the Amasse Portfolio Accounts and Other Accounts be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting each account that they manage, and investment transactions and opportunities be fairly allocated among their clients, including the Amasse Portfolio Accounts.

Amasse Capital and their respective affiliates may have interests in Other Accounts they manage which differ from their interests in Amasse Capital and may manage such accounts on terms that are more favorable to them than the terms on which they manage an Amasse Portfolio Account. In addition, Amasse Capital may charge fees to Other Accounts and be entitled to receive performance-based incentive allocations from Other Accounts that are lower than the fees to which Amasse Capital and its Investors are subject.

Tax Risks. A non-corporate Investor’s share of Amasse Capital’s investment expenses (including the Management Fee, the fee paid to the Administrator and any fee payable to the managers of a Portfolio investment) may be subject to certain limitations on deductibility for regular Federal income tax purposes. Such expenses may be completely disallowed for purposes of determining whether the non-corporate Investor’s alternative minimum tax liability will apply. (See “Taxes.”)

Distributions to Investors and Payment of Tax Liability. Amasse Capital intends to make periodic distributions of their net income or gains, if any, to Investors. Whether or not distributions are made, Investors will be required each year to pay applicable Federal and state income taxes on their respective interests of the relevant investment’s taxable income, and may have to pay applicable taxes from other sources. The amount and times of any distributions will be determined in the sole discretion of the Board. See “Taxes.”

Possible Delays in Reports to Investors. It is unlikely that Amasse Capital will be able to provide final reports to Investors for any given fiscal year until significantly after April 15 of the following year. Final reports will not be available until after completion of the annual audits of Amasse Capital’s Portfolio Accounts. Investors will be required to obtain extensions of the filing date for their income tax returns at both the Federal, state and local level.

An Investor agrees to indemnify Amasse Capital, subject to certain limitations imposed by the Investment Company Act, from liability, damage, cost or expense arising out of, among other things, certain acts or omissions.

Portfolio Account Valuation. Certain securities in which Amasse Capital invests may not have readily ascertainable market prices. These securities will nevertheless generally be valued by Amasse Capital, which valuations will be conclusive with respect to an Investor, even though Amasse Capital will generally face a conflict of interest in valuing such securities because the values given to the securities will affect the compensation of Amasse Capital. Any such securities held in a Portfolio Account will be valued at their “fair value” as determined in good faith by the Board.

Limited Liquidity; In-kind Distributions. With very limited exceptions, Interests are not transferable. An investment in Amasse Capital is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Interests and should be viewed as a long-term investment.

Limitations on Amasse Capital’s ability to withdraw its assets from Portfolio Accounts will limit the Investor’s ability to liquidate its Interests. For example, many Investment Companies impose lock-up periods prior to allowing withdrawals, which can be two years or longer. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as semi-annually or annually. The application of these lock-ups and withdrawal limitations will significantly limit Investor’s ability to withdraw their Interests.

USE OF PROCEEDS

Amasse Capital will invest the net proceeds of each investment in accordance with its investment objective, investment policies and principal strategies.  We intend to use the net proceeds from investments for trading securities, general corporate purposes, which include origination of loans to facilitate further capital appreciation and for working capital.

We anticipate that substantially all of the net proceeds of any investment will be used, as described above, within one year. Pending investment, we may elect to invest the net proceeds of any investment in interest-bearing deposits or other short-term investment instruments. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any investment are held in interest-bearing deposits and other short-term instruments.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Investment Objective and Policies

Each investment objective is to seek capital appreciation. Current income is not an objective. No assurance can be given that Amasse Capital will achieve its investment objective.

Each investment objective is fundamental and may not be changed without the approval of Amasse Capital’s Board of Directors. Amasse Capital’s fundamental investment policies are listed in this prospectus. Principal investment policies and strategies are discussed herein. Amasse Capital may change any investment policies and strategies that are not fundamental, if its Board believes doing so would be consistent with the investment objective.

Selection of Amasse Capital

Amasse Capital is selected on the basis of various criteria, generally including, among other things, an analysis of:

  Amasse Capital’s performance during various time periods and market cycles;
  Investment returns and the correlation to Amasse Capital; Amasse Capital’s reputation, experience and training;
  Its articulation of and adherence to its investment philosophy; the presence and deemed effectiveness of risk management discipline; on-site interviews of the management team; the quality and stability of Amasse Capital’s organization, including internal and external professional staff; and whether key personnel of Amasse Capital have substantial Personal investments in internally managed investment programs.

Investment Management Company screening and selection includes both quantitative and qualitative analysis in an effort to maximize each Investment’s risk-adjusted return profile. The quantitative due diligence efforts focus on the company’s financial statements and performance reports and involve assessing risk controls, strategy specific risks, leverage, quality and sustainability of investment returns and drawdown analysis. Each investor also conducts screening based on statistical analysis to ascertain that the portfolio characteristics are consistent with the espoused strategy and mandate. The qualitative analysis includes an onsite inspection to obtain a better understanding of the investment process being employed and to ensure that the manager’s investment process is consistent with the chosen strategy. This on-site due diligence entails an examination of such qualitative factors as; the manager’s integrity, experience, investment philosophy and rationale behind historical and current portfolio positions, documentation, organizational culture and cohesiveness, asset structure, adherence to risk management procedures, staffing, accounting and operational procedures.

Short-Term and Defensive Investments

Amasse Capital invests its cash reserves in high quality short-term investments. These investments may include money market instruments and other short-term debt obligations, and repurchase agreements with banks and broker-dealers. During periods of adverse market or economic conditions, Amasse Capital may temporarily invest all or a significant portion of its assets in these securities or hold cash. This could prevent the Company from achieving its investment objective.

MANAGEMENT OF ASSETS

General

Amasse Capital’s Board provides broad oversight over the operations and affairs of the company. A majority of Amasse Capital’s Board is comprised of persons who are Managers.

Amasse Capital, LLC (the “Investment Manager”) serves as the Investment Manager of each Investment, subject to the ultimate supervision of and subject to any policies established by the Board, pursuant to the terms of an Investment Management Engagement Agreement with each Investor (each, an “Investment Management Engagement Agreement”).

Under the Investment Management Engagement Agreements, Amasse Capital is responsible for developing, implementing and supervising each investment program, for providing day-to-day investment management services, and for providing various administrative services including, among other things, providing other support services. Amasse Capital is authorized, subject to the approval of the Board and the Members, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to each Investor.

 In consideration for the services provided by Amasse Capital under the Investment Management Engagement Agreements, each Investor pays Amasse Capital a management fee (the “Management Fee”).  The percentage of the investment that is resolved as the Management Fee may vary from client to client based on factors including but not limited to the amount of the investment and the complexity of the account’s management.

MANAGEMENT & BOARD OF DIRECTORS

Amasse Capital is owned and operated by a group which includes Syed K. Qadri, S. Khurram Qadri, Jeffrey Greenhut, Patricia M.Roszkowski, and S. Tahir Qadri.  Amasse is headquartered in the heart of the South Pacific, in beautiful, sunny Honolulu, Hawaii, with a satellite office in New York City.  Amasse is strategically placed between the world’s two largest economies, Japan and the United States and covers all of the major global financial markets.

Syed K. Qadri is the President and Chief Executive Officer of Amasse Capital. He has over ten years of experience in international banking, private placement, mergers and acquisitions, securities trading, investment management, venture capital, and asset management. Mr. Qadri advises, facilitates, develops financial strategies, presides over and executes transactions with international private and corporate clients.

Jeffrey N. Greenhut is the Chief Operating Officer and a Member of the Board of Directors. Mr. Greenhut has over ten years of management experience in investment banking, asset management, venture capital, and securities trading. Mr. Greenhut oversees securities and currency trading, international banking and strategic planning.

Patricia Roszkowski is the Chief Financial Officer and a Member of the Board of Directors. Ms. Roszkowski has over ten years of management experience in international finance, securities trading, investment banking, financial management, corporate accounting, private wealth and asset management. Ms. Roszkowski oversees the internal financial management of the company.

S. Khurram Qadri is the Chief Administrative Officer of Amasse Capital and a Member of the Board of Directors. Mr. Qadri serves as the operations and account manager overseeing all of the operations of Amasse including but not limited to due diligence, compliance, banking, investments, asset management, and legal affairs.

Zeeshan Pandith is the Director of Marketing of Amasse Capital. Mr. Pandith oversees business development and investor relations, drawing from over ten years of experience in international banking, marketing, venture capital and financial services business development in the private and public sector.

Ruben G. Carrillo is the Senior Vice President of Marketing and a Member of the Board of Directors with over ten years experience in international banking, private placement, investment management, securities trading, and business development. Mr. Carrillo oversees investor relations, marketing, and new business development.

S. Tahir Qadri is a Yale Alumni and the Chairman of the Board of Directors. Mr. Qadri is a former international United States diplomat with over thirty five years of experience in international banking and development. Mr. Qadri has worked within the public and private sector, in the top governmental diplomatic posts with entities such as Asian Development Bank, and United States State Department’s Agency for International Development.

Investment Expenses

Each Investment bears its own expenses including, but not limited to: any taxes; organizational expenses; offering costs; investment-related expenses incurred (e.g., fees and expenses charged by Amasse Capital, placement fees, interest on indebtedness, fees for data and software providers, research expenses, professional fees (including, without limitation, expenses of consultants and experts) relating to investments); custody and administrative fees and expenses; the fees and expenses of legal counsel, legal counsel to the Independent Managers and the Company’s independent public accountants; tax preparation expenses; corporate licensing fees; the fees and expenses of Managers who are not employees of Amasse Capital or one of its affiliates, including travel, insurance and other expenses associated with the operation of the Company; and such other expenses as may be approved by the Board. The Investor reimburses Amasse Capital for any of the above expenses that it pays on behalf of the Investment.

INVESTOR QUALIFICATIONS

Amasse Capital accepts investors who represent that they have a net worth of more than $100,000 and who are “qualified clients” as that term is defined by Rule 205-3 under the Investment Advisers Act (For purposes of these offerings, these investors are referred to herein as “Qualified Investors”). Before an investor may invest in any of the Asset Management Programs, the Amasse Manager will require an account application (Attached to this prospectus Appendix B), an Investment Management Engagement Agreement (Attached to this prospectus Appendix C), along with certification from the investor that it is a Qualified Investor and that it will not transfer its Interest except in the limited circumstances permitted under the relevant Investment Management Engagement Agreement.  Investors should be advised that the Investment Management Engagement Agreement attached herein this prospectus may not be the exact agreement used for their given transaction.  An Amasse Manager will customize the agreement to suit the specific terns and conditions that best apply to the client’s individual requirements.

Investor Suitability

It is possible that an investor may lose some or all of its investment. Before making an investment decision, an investor should consider the suitability of this investment with respect to its investment objectives and personal situation and consider factors such as its personal net worth, income, age, risk tolerance and liquidity needs.

Distribution Policy

Each Investment Management Program has the present intention of making periodic distributions of its net income or gains to Amasse Capital and the investor. The amount and times of distributions, if any, will be determined in the sole discretion of the Board and agreed upon by the investor in the relevant Investment Management Engagement Agreement as presented to the investor by Amasse Capital along with other applicable account opening documentation.

REPURCHASE OF INTERESTS

Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions.

There is no public market for Interests in Amasse Capital and none is expected to develop. With very limited exceptions, Interests are not transferable. If an investor attempts to transfer its Interest in violation of the relevant Investment Management Engagement Agreement, the transfer will not be permitted and will be void. An investment in an Amasse Capital is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Interests and should be viewed as a long-term investment.

Taxation

Amasse Capital and the investor shall be responsible for their own taxes.  Amasse Capital shall in no way be responsible for any taxes or liens due to the investor prior to any transaction with Amasse Capital or stemming from any transaction with Amasse Capital.

Risks and Special Considerations

An investment may involve risks and special considerations, including the following:

Various risks are associated with the securities and other instruments in which Amasse Capital may invest and the specialized investment techniques they may use. Amasse Capital may pursue investment strategies or make individual investments that have not been fully disclosed to the investor and are different from those expected to be made at the time an investor made its decision to invest in Amasse Capital. Such strategies and investments may be inconsistent with the investment objectives and policies of Amasse Capital and may involve unanticipated risks.

Amasse Capital has, and certain of its Investment Managers may have limited operating histories. In calculating the net asset value, Amasse Capital will utilize valuations of the interests in the Portfolio Account without any means of independent verification. Amasse Capital faces a conflict of interest in valuing securities held by the investor because the values assigned will affect the compensation of Amasse Capital.

Investment deposits are subject to substantial restrictions on transfer and are extremely illiquid. An Investor may make additional investments in or effect withdrawals from the Portfolio Account only at certain times. Limitations on an Investor’s ability to withdraw its assets from the Portfolio Account will limit the Investor’s ability to withdraw from the Portfolio Account.

Amasse Capital will charge asset-based fees and typically will also be entitled to receive performance-based allocations. These are in addition to the Administrative Fee charged to each investor. Investors will bear fees and expenses at the Investment level and also at Portfolio Account level.

Performance-based fees/allocation may create incentives for an Amasse Portfolio Manager to make risky investments.

The fees payable by each Investor are generally similar to those paid by many private investments companies and certain other registered investment companies with investment policies similar to those of the relevant investment.

Amasse Capital may, in pursuing its respective investment objectives, effect offsetting transactions, which could result in Amasse Capital bearing transactional costs without obtaining any benefit. Delays in Amasse Capital reporting may delay reports to Investors and require Amasse Capital to seek extensions of the deadline to file their reports to Investors.

In view of the risks noted above, each Investment should be considered a highly speculative and investors should invest in Amasse Capital only if they can bear a substantial risk of loss.

No guarantee or representation is made that the investment program or any Portfolio Manager will be successful, that Amasse Capital will produce positive returns, or that any Investment will achieve its investment objective. See “Risk Factors.”

CALCULATION OF NET ASSET VALUE

Every Investment’s net asset value is computed as of the last business day of each “fiscal period” (as defined under “Capital Accounts”). In determining its net asset value, Amasse Capital values its investments as of such fiscal period end. The net asset value equals the value of the assets of the Investments, less all of its liabilities, including accrued fees and expenses. The Board has approved procedures pursuant to which the company values investments in Amasse Portfolio Accounts at fair value. In accordance with these procedures, fair value as of each fiscal period end ordinarily will be the value determined as of such fiscal period end in accordance with the Portfolio Investment’s valuation policies and reported at the time of each Investment’s valuation. As a general matter, the fair value of an Investor’s interest will represent the amount that the Investor could reasonably expect to receive from Amasse Capital if the Investor’s interests were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Investor believes to be reliable. In the unlikely event that Amasse Capital does not report a fiscal period end value to an Investor on a timely basis, the Investor would determine the fair value based on the most recent value reported by Amasse Capital, as well as any other relevant information available at the time Amasse Capital values its portfolio.

Prior to investing, the Investor will conduct a due diligence review of the valuation methodology utilized by Amasse Capital, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that Amasse Capital reasonably believes to be consistent with those used for valuing its own investments.

The valuations reported by Amasse Capital, upon which is calculated its fiscal period end net asset values, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of Amasse Capital are audited by independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Such adjustments or revisions, whether increasing or decreasing the net asset value of an Investment at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the proceeds received by Investors who had their Interests paid prior to such adjustments and received their proceeds. As a result, to the extent that such subsequently adjusted valuations from Amasse Capital or revisions to net asset value adversely affect an Investor’s net asset value, the outstanding Interests will be adversely affected to the benefit of Investors who had their Interests paid at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Interests and to the detriment of Investors who previously had their Interests paid at a net asset value lower than the adjusted amount.

The procedures approved by the Board provide that, where deemed appropriate by Amasse Capital and consistent with the 1940 Act, investments in Amasse Capital may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. The Board is responsible for ensuring that the valuation policies utilized by Amasse Capital are fair to the Investor and consistent with applicable regulatory guidelines.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, Amasse Capital and/or the Board will reevaluate its fair value methodology to determine what, if any, adjustments should be made to the methodology.

Debt securities will be valued in accordance with Amasse Capital’s valuation procedures, which generally provide for using a third-party pricing system, agent, or dealer selected by Amasse Capital, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Board monitors periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Board to represent fair value.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the times as of which determination of such values or exchange rates are made and the time as of which the net asset value is determined. When such events materially affect the values of securities or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Amasse Capital acts as investment manager to other clients that may invest in securities for which no public market price exists. Amasse Capital may use other acceptable methods of valuation in these contexts that may result in differences in the value ascribed to the same security owned by the Investor and other clients. Consequently, the fees charged to the Investor and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of Amasse Capital, including the investment management fee and the costs of any borrowings, are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the net assets of the Investor if the judgments of the Board, Amasse Capital, or Amasse’s Portfolio Managers should prove incorrect. Also, Amasse Capital will only provide determinations of the net asset value of Amasse Portfolio Accounts on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Asset more frequently.

CAPITAL ACCOUNTS

General

Amasse Capital maintains a separate capital account for each Investor, which has an opening balance equal to the Investor’s initial contribution. Each Investor’s capital account will be increased by the sum of the amount of cash and the value of any securities constituting additional contributions by the Investor to the capital of an Investment Account, plus any amounts credited to the Investor’s capital account. Similarly, each Investor’s capital account in Amasse Capital will be reduced by the sum of the amount of any distribution of the Investor’s Interest, or portion thereof, plus the amount of any distributions to the Investor which are not reinvested, plus any amounts debited against the Investor’s capital account as a reallocation of organizational expenses.

Capital accounts of Investors are adjusted as of the close of business on the last day of each fiscal period. A fiscal period begins on the day after the last day of the preceding fiscal period and ends at the close of business on (1) the last day of each fiscal year, (2) the last day of each taxable year, (3) the day preceding the date on which a contribution to the capital is made, (4) the day on which any amount is credited to or debited from the capital account of any Investor other than an amount to be credited to or debited from the capital accounts of all Investors in accordance with their respective investment fees and distributions percentages.

Allocation of Net Profits and Losses

Net profits or net losses for each fiscal period will be allocated among and credited to or debited against the capital accounts of Investors as of the last day of each fiscal period in accordance with Investors’ respective investment fees and distributions percentages for the period. Net profits or net losses will be measured as the net change in the value of the net assets (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including organizational expenses) during a fiscal period, and excluding the amount of any items to be allocated among the capital accounts of the Investors other than in accordance with the Investors’ respective investment fees and distributions percentages.

Allocation of Special Items

Before a relatively recent change to the guidelines followed by the American Institute of Certified Public Accountants, Amasse Capital would have been able to amortize its organizational expenses over a 60 month period. Because of that change, however, these expenses now must be expensed as incurred.

Generally, any expenditures payable by an Investor will be charged to only those Investors on whose behalf the payments are made or whose particular circumstances gave rise to the payments. These charges will be debited to the capital accounts of the applicable Investors as of the close of the fiscal period during which the items were paid or accrued.

Reserves

Appropriate reserves may be created, accrued and charged against net assets and proportionately against the capital accounts of the Investors for contingent liabilities as of the date the contingent liabilities become known. Reserves will be in such amounts (subject to increase or reduction) which Amasse Capital may deem necessary or appropriate. The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, to the capital accounts of those Investors at the time when the reserve is created, increased or decreased, as the case may be.

GENERAL INFORMATION

Amasse Capital is registered under the Investment Company Act as a closed-end, non-diversified management investment company. Amasse Capital was formed as a limited liability company under the laws of the State of Hawaii on July 11, 2004. Amasse Capital’s address is 1066 Oilipuu Place Honolulu, HI 96825 and its telephone number is (808) 395-7033.

The form of LLC Agreement for Amasse Capital is annexed as Appendix A to this prospectus. Each member of Amasse Capital will be bound by all of the terms of the LLC Agreement.

The form of the Account Opening Application for Amasse Capital is annexed as Appendix B to this prospectus. Each new investor will be bound by all of the terms of the Account Opening Application Agreement.

The form of the Investment Management Engagement Agreement for Amasse Capital is annexed as Appendix C to this prospectus. Each new investor will be bound by all of the terms of the Investment Management Engagement Agreement.

APPENDIX A

FORM OF LIMITED LIABILITY COMPANY AGREEMENT

AMASSE CAPITAL LLC

LIMITED LIABILITY COMPANY AGREEMENT

THIS LIMITED LIABILITY COMPANY AGREEMENT of Amasse is dated as of July 11, 2004 and updated on September 6th, 2005 by and among Mr. Syed K. Qadri, Mr. Jeffrey N. Greenhut, Mrs. Patricia M. Roszkowski, Mr. S. Khurram Qadri, and Mrs. Iman Qadri as the Members, Mr. Syed K. Qadri as the Organizational Member, and those persons hereinafter admitted as Members.

WHEREAS, Amasse Capital has heretofore been formed as a limited liability company under the  Limited Liability Company Act pursuant to an initial Certificate of Formation dated and filed with the Secretary of State of Hawaii, USA on July 11th, 2004.

NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

ARTICLES OF ASSOCIATION
OF AMASSE CAPITAL LLC
Incorporated the 11th day of JULY 2004
Updated 6th September 2005

FED ID NUMBER: 90 – 0197989
ADDRESS: 1066 OILIPUU PLACE
HONOLULU, HI  96825

Hawaii Limited Liability Company
This Articles of Association “The Article” is made effective as of September 6th, 2005.  In consideration of the mutual covenants and conditions herein, the Members of Amasse Capital agree as follows:

ARTICLE I
ORGANIZATION

1.1 Formation and Qualification. The Members have formed a limited liability company (the “Company”) by filing Articles of Organization with the Hawaii Secretary of State.

1.2 Governing Law. This Article shall be governed by and construed and interpreted in accordance with the laws of the State of Hawaii. The rights and liabilities of the Members shall be determined pursuant to the Act and this Article. To the extent that any provision of this Article is inconsistent with any provision of the Act, this Article shall govern to the extent permitted by the Act.

1.3 Name. The name of the Company shall be “Amasse Capital LLC" The business of the Company may be conducted under that name or, on compliance with applicable laws, any other name that the Voting Members deem appropriate or advisable. The Voting Members on behalf of the Company shall file any certificates, articles, fictitious business name statements and the like, and any amendments and supplements thereto, as the voting Members consider appropriate or advisable.

1.4 Term. The term of the Company commenced on the filing of the Articles of Organization and shall be perpetual unless dissolved as provided in this Article.

1.5 Office and Agent. The principal office of the Company shall be at such place or places of business within or without the State of Hawaii as the Voting Members may determine. The Company shall continuously maintain a registered agent in the State of Hawaii as required by the Act. The registered agent shall be as stated in the Certificate or as otherwise determined by the Voting Members.

1.6 Purpose of Company. The purpose of the Company is to engage in all lawful activities, including, but not limited to the following activities:
INVESTMENT, WEALTH, & ASSET MANAGEMENT SERVICES

ARTICLE II
MEMBERSHIP INTERTESTS, VOTING AND MANAGEMENT

2.1 Classification of Membership Interests. The Company shall issue Class A Voting Capital (“Voting Capital”), to the Voting Members (the “Voting Members”). The Voting Members shall have the right to vote upon all matters upon which Members have the right to vote under the Act or under this Article, in proportion to their respective Percentage Voting Interest ("Percentage Voting Interest") in the Company. The Percentage Voting Interest of a Voting Member shall be the percentage that is derived when the Member’s Voting Capital account is divided by the total of all of the Voting Capital accounts.

The Company may issue Class B, Nonvoting Capital (“Nonvoting Capital”). Members may own interests in both Voting Capital and Nonvoting Capital. Members who own interests only in Nonvoting Capital (“Nonvoting Members”) shall have no right to vote upon any matters. Notwithstanding, to the extent otherwise permitted by this Article, a Nonvoting Member shall have the right to file or participate in a mediation or an arbitration action, and shall be bound by an amendment to this Article only if he signs such amendment.

2.2 Percentage Ownership and Voting Interests. A Member’s Ownership Interest (“Ownership Interest”) is the total of his interests in Voting Capital and Nonvoting Capital, together with all of the rights, as a Member or Manager of the Company, that arise from such interests. The Percentage Ownership Interest ("Percentage Ownership Interest") of a Member shall be calculated by adding together that Member’s Voting Capital Account and Nonvoting Capital Account, and then dividing this sum by the total of all of the Member’s Voting Capital and Nonvoting Capital Accounts.

2.3 Management by Voting Members. The Voting Members shall manage the Company and shall have the right to vote, in their capacity as Managers, upon all matters upon which Managers have the right to vote under the Act or under this Article, in proportion to their respective Percentage Voting Interests in the Company. Voting Members need not identify whether they are acting in their capacity as Members or Managers when they act.

The Nonvoting Members shall have no right to vote or otherwise participate in the management of the Company. No Nonvoting Member shall, without the prior written consent of all of the Voting Members, take any action on behalf of, or in the name of, the Company, or enter into any contract, Article, commitment or obligation binding upon the Company, or perform any act in any way relating to the Company or the Company's assets.

2.4 Voting. Except as otherwise provided or permitted by this Article, Voting Members shall in all cases, in their capacity as Members or Managers of the Company, act collectively, and, unless otherwise specified or permitted by this Article, unanimously.  Except as otherwise provided or permitted by this Article, no Voting Member acting individually, in his capacity as a Member or Manager of the Company, shall have any power or authority to sign for, bind or act on behalf of the Company in any way, to pledge the Company's credit, or to render the Company liable for any purpose.

Unless the context requires otherwise, in this Article, the terms “Member” or “Members,” without the qualifiers “Voting” or “Nonvoting,” refer to the Voting and Nonvoting Members collectively; and the terms “Manager” or “Managers” refers to the Voting Members.

2.5 Liability of Members. All debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Member shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member.

2.6 New Members. The Voting Members may issue additional Voting Capital or Nonvoting Capital and thereby admit a new Member or Members, as the case may be, to the Company, only if such new Member (i) is approved unanimously by the Voting Members; (ii) delivers to the Company his required capital contribution; (iii) agrees in writing to be bound by the terms of this Article by becoming a party hereto; and (iv) delivers such additional documentation as the Voting Members shall reasonably require to so admit such new Member to the Company.

Upon the admission of a new Member or Members, as the case may be, to the Company, the capital accounts of Members, and the calculations that are based on the capital accounts, shall be adjusted appropriately.

ARTICLE III
CAPITAL ACCOUNTS

3.1 Initial Capital Contributions. Each original Member to this Article shall make an initial Capital Contribution to the Company at the time of each Member's execution of this Article.

3.2 Capital Accounts. A separate capital account shall be maintained for each Member’s ownership interest in Class A Voting Capital (the "Voting Capital Account") and Class B Nonvoting Capital (the "Nonvoting Capital Account").

The capital account of each Member shall be increased by (i) the amount of any cash and the fair market value of any property contributed to the Company by such Member (net of any liability secured by such contributed property that the Company is considered to assume or take subject to), (ii) the amount of income or profits allocated to such Member.

The capital account or accounts of each Member shall be reduced by (i) the amount of any cash and the fair market value of any property distributed to the Member by the Company (net of liabilities secured by such distributed property that the Member is considered to assume or take subject to on account of his ownership interest), (ii) the amount of expenses or loss allocated to the Member. If any property other than cash is distributed to a Member, the Capital Accounts of the Members shall be adjusted as if the property had instead been sold by the Company for a price equal to its fair market value and the proceeds distributed.

Guaranteed Payments (“Guaranteed Payments”) for salary, wages, fees, payments on loans, rents, etc., may be made to the Members. Guaranteed Payments shall not be deemed to be distributions to the Members on account of their Ownership Interests, and shall not be charged to the Member's capital accounts.

No Member shall be obligated to restore any negative balance in his Capital Account. No Member shall be compensated for any positive balance in his Capital Account except as otherwise expressly provided herein. The foregoing provisions and the other provisions of this Article relating to the maintenance of Capital Accounts are intended to comply with the provisions of Regulations Section 1.704-1(b)(2) and shall be interpreted and applied in a manner consistent with such Regulations.

3.3 Additional Contributions. If, at any time or times hereafter, the Voting Members shall determine that additional capital is required by the Company, the Voting Members shall determine the amount of such additional capital and the anticipated time such additional capital will be required; whether such additional capital shall be provided by the Members by way of additional Capital Contributions or by way of loans from Members; whether additional Capital Contributions, if any, shall be of in the form of Class A Voting Capital or Class B Nonvoting Capital. No Member shall be obligated, at any time, to guarantee or otherwise assume or become liable for any obligations of the Company or to make any additional Capital Contributions advances or loans to the Company, unless such obligations are specifically accepted and agreed to by such Member.

In the event that additional Class A Voting Capital is to be issued, the Voting Members who exist immediately prior to such issuance shall be provided written notice of this intent, and shall be offered in such notice the opportunity to make additional capital contributions in Class A Voting Capital in proportion to their respective Percentage Voting Interests; provided that this right, if not exercised within ninety (90) days after such notice is received, shall expire automatically, unless this period is extended by the Voting Members. Any loans or additional capital contributions shall be voluntary.

The capital accounts of the Members, and the calculations that are based on the capital accounts, shall be adjusted appropriately to reflect any transfer of an interest in the Company, distributions, or additional capital contributions.

ARTICLE IV
MANNER OF ACTING

4.1 Officers and Agents of the Company. The Voting Members may authorize any Member or Members of the Company, or other individuals or entities, whether or not a Member, to take action on behalf of the Company, as the Voting Members deem appropriate. Any Member may lend money to and receive loans from the Company, act as an employee, independent contractor, lessee, lessor, or surety of the company, and transact any business with the Company that could be carried out by someone who is not a Member; and the Company may receive from or pay to any Member remuneration, in the form of wages, salary, fees, rent, interest, or any form that the Voting Members deem appropriate.

The Voting Members may appoint officers of the Company who, to the extent provided by the Voting Members, may have and may exercise all the powers and authority of the Members or Managers in the conduct of the business and affairs of the Company. The officers of the Company may consist of a President, a Treasurer, a Secretary, or other officers or agents as may be elected or appointed by the Voting Members. The Voting Members may provide rules for the appointment, removal, supervision and compensation of such officers, the scope of their authority, and any other matters relevant to the positions. The officers shall act in the name of the Company and shall supervise its operation, within the scope of their authority, under the direction and management of the Voting Members.

Any action taken by a duly authorized officer, pursuant to authority granted by the Voting Members in accordance with this Article, shall constitute the act of and serve to bind the Company, and each Member hereby agrees neither to dispute such action nor the obligation of the Company created thereby.

4.2 Meetings of Voting Members. No regular, annual, special or other meetings of Voting Members are required to be held. Any action that may be taken at a meeting of Voting Members may be taken without a meeting by written consent in accordance with the Act. Meetings of the Voting Members, for any purpose or purposes, may be called at any time by a majority of the Voting Members, or by the President of the Company, if any. The Voting Members may designate any place as the place of meeting for any meeting of the Voting Members. If no designation is made, the place of meeting shall be the principal place of business of the Company.

4.3 Notice of Meetings. In the event that a meeting of the Voting Members is called, written notice stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called shall be delivered not less than five nor more than sixty business days before the date of the meeting unless otherwise provided, either personally or by mail, by or at the direction of the Members calling the meeting, to each Voting Member. Notice of a meeting need not be given to any Voting Member who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such Voting Member.

4.4 Record Date. For the purpose of determining Voting Members entitled to notice of or to vote at any meeting of Voting Members or any adjournment thereof, the date on which notice of the meeting is provided shall be the record date for such determination of the Voting Members. When a determination of Voting Members has been made as provided in this Section, such determination shall apply to any adjournment thereof.

4.5 Quorum. Members holding at least 67% of the Voting Capital in the Company represented in person, by telephonic participation, or by proxy, shall constitute a quorum at any meeting of Voting Members. In the absence of a quorum at any such meeting, a majority of the Voting Members so represented may adjourn the meeting from time to time for a period not to exceed sixty days without further notice. However, if the adjournment is for more than sixty days, or if after the adjournment a new record date is fixed for another meeting, a notice of the adjourned meeting shall be given to each Voting Member.  The Voting Members present at a duly organized meeting may continue to transact business only as previously provided on the agenda until adjournment, notwithstanding the withdrawal during such meeting of that number of Voting Members whose absence would cause less than a quorum.

4.6 Voting. If a quorum is present, a unanimous vote of the Voting Members so represented shall be the act of the Members or Managers, unless the vote of a lesser proportion or number is otherwise required by the Act, by the Certificate or by this Article.

ARTICLE V
ALLOCATIONS AND DISTRIBUTIONS

5.1 Allocations of Profits and Losses. Profits and Losses, after deducting Guaranteed Payments, shall be allocated among the Members in proportion to their Percentage Ownership Interests. Any special allocations necessary to comply with the requirements set forth in Internal Revenue Code Section 704 and the corresponding Regulations, including, without limitation, the qualified income offset and minimum gain chargeback provisions contained therein, shall be made if the Voting Members deem these actions to be appropriate.

5.2 Distributions. Subject to applicable law and any limitations elsewhere in this Article, the Voting Members shall determine the amount and timing of all distributions of cash, or other assets, by the Company. Except as otherwise provided in this Article, all distributions shall be made to all of the Members, in proportion to their Percentage Ownership Interests. Except as otherwise provided in this Article, the decision as to whether to make distributions shall be within the sole discretion of the Voting Members. All such distributions shall be made only to the Members who, according to the books and records of the Company, are the holders of record on the actual date of distribution. The Voting Members may base a determination that a distribution of cash may be made on a balance sheet, profit and loss statement, cash flow statement of the Company or other relevant information. Neither the Company nor the Members shall incur any liability for making distributions.

5.3 Form of Distribution. No Member has the right to demand and receive any distribution from the Company in any form other than money. No Member may be compelled to accept from the Company a distribution of any asset in kind in lieu of a proportionate distribution of money being made to other Members except on the dissolution and winding up of the Company.

ARTICLE VI
TRANSFER AND ASSIGNMENT OF INTERESTS

6.1 Resignation of Membership and Return of Capital. For a period of one (1) year after the Articles of Organization for the Company are filed (“the filing”), no Member may voluntarily resign his membership in the Company, and no Member shall be entitled to any return of capital from the company, except upon the written consent of all of the other Voting Members. During the second year after the filing, a Member may voluntarily resign his membership, but such Member shall be entitled to receive from the Company only the book value of his Ownership Interest, adjusted for profits and losses to the date of resignation, unless otherwise agreed by written consent of all of the other Voting Members. Subsequent to the second year after filing, a Member may voluntarily resign his membership and shall be entitled to receive from the Company the fair market value of his Ownership Interest, adjusted for profits and losses to the date of resignation. Fair market value may be determined informally by unanimous Article of all of the Voting Members, including the resigning Member. In the absence of an informal Article as to fair market value, the Voting Members shall hire an appraiser to determine fair market value. The cost of any appraisal shall be deducted from the fair market value to which the resigning Member is entitled. The other Voting Members may elect, by written notice that is provided to the resigning Member within thirty (30) days after the resignation date, for the Company to purchase the resigning Member’s Interest (whether the interest is being purchased at book value or fair market value) in four (4) equal annual installments, with the first installment being due sixty (60) days after the Member’s resignation.

6.2 Death of a Member. Upon the death of a Member, the Member’s estate or beneficiary or beneficiaries, as the case may be, shall be entitled to receive from the Company, in exchange for all of the deceased Member’s Ownership Interest, the fair market value of the deceased Member’s Ownership Interest, adjusted for profits and losses to the date of death. Fair market value may be determined informally by a unanimous good-faith Article of all of the Voting Members. In the absence of an informal Article as to fair market value, the Voting Members shall hire an appraiser to determine fair market value. The cost of any appraisal shall be deducted from the fair market value to which the deceased Member’s estate or beneficiary or beneficiaries is or are entitled. The Voting Members may elect, by written notice that is provided to the deceased Member’s estate or beneficiary or beneficiaries, within thirty (30) days after the Member’s death, to purchase the deceased Member’s Ownership Interest over a one-year (1 year) period, in four (4) equal installments, with the first installment being due sixty (60) days after the Member’s date of death. Unless otherwise agreed unanimously by the Voting Members, prior to the completion of such purchase, the Member’s estate or beneficiary or beneficiaries, shall have no right to become a Member or to participate in the management of the business and affairs of the Company as a Member or Manager, and shall only have the rights of an Assignee and be entitled only to receive the share of profits and the return of capital to which the deceased Member would otherwise have been entitled. The Company, or the other Voting Members, in its or their discretion, may purchase insurance on the lives of any of the Members, with the company or the purchasing Member named as the beneficiary, as the purchaser may decide, and use all or any of the proceeds from such insurance as a source of proceeds from which the deceased Member’s Membership Ownership Interest may be purchased by the Company.

6.3 Restrictions on Transfer. Except (i) as otherwise provided in this Article or (ii) upon the unanimous consent of all of the other Voting Members, no Member shall sell, hypothecate, pledge, assign or otherwise transfer, with or without consideration, any part or all of his Ownership Interest in the Company to any other person or entity (a “Transferee”), without first offering (the “Offer”) that portion of his or her Ownership Interest in the Company subject to the contemplated transfer (the “Offered Interest”) first to the Company, and secondly, to the other Voting Members, at the purchase price (hereinafter referred to as the “Transfer Purchase Price”) and in the manner as prescribed in the Offer.

The Offering Member shall make the Offer first to the Company by written notice (hereinafter referred to as the “Offering Notice”). Within twenty (20) days (the “Company Offer Period”) after receipt by the Company of the Offering Notice, the Company shall notify the Offering Member in writing (the “Company Notice”), whether or not the Company shall accept the Offer and shall purchase all but not less than all of the Offered Interest. If the Company accepts the Offer to purchase the Offered Interest, the Company Notice shall fix a closing date not more than twenty-five (25) days (the “Company Closing Date”) after the expiration of the Company Offer Period.

In the event the Company decides not to accept the Offer, the Offering Member or the Company, at his or her or its election, shall, by written notice (the “Remaining Member Notice”) given within that period (the “Member Offer Period”) terminating ten (10) days after the expiration of the Company Offer Period, make the Offer of the Offered Interest to the other Voting Members, each of whom shall then have a period of twenty-five (25) days (the “Member Acceptance Period”) after the expiration of the Member Offer Period within which to notify in writing the Offering Member whether or not he or she intends to purchase all but not less than all of the Offered Interest. If two (2) or more Voting Members of the Company desire to accept the Offer to purchase the Offered Interest, then, in the absence of an Article between them, such Voting Members shall have the right to purchase the Offered Interest in proportion to their respective Percentage Voting Interests. If the other Voting Members intend to accept the Offer and to purchase the Offered Interest, the written notice required to be given by them shall fix a closing date not more than sixty (60) days after the expiration of the Member Acceptance Period (hereinafter referred to as the “Member Closing Date”).

The aggregate dollar amount of the Transfer Purchase Price shall be payable in cash on the Company Closing Date or on the Member Closing Date, as the case may be, unless the Company or the purchasing Voting Members shall elect by written notice that is delivered to the Offering Member, prior to or on the Company Closing Date or the Member Closing Date, as the case may be, to purchase such Offered Interest in four (4) equal annual installments, with the first installment being due on the Closing Date.

If the Company or the other Voting Members fail to accept the Offer or, if the Offer is accepted by the Company or the other Voting Members and the Company or the other Voting Members fail to purchase all of the Offered Interest at the Transfer Purchase Price within the time and in the manner specified, then the Offering Member shall be free, for a period (hereinafter referred to as the “Free Transfer Period”) of sixty (60) days from the occurrence of such failure, to transfer the Offered Interest to a Transferee; provided, however, that if all of the other Voting Members other than the Offering Member do not approve of the proposed transfer by unanimous written consent, the Transferee of the Offered Interest shall have no right to become a Member or to participate in the management of the business and affairs of the Company as a Member or Manager, and shall only have the rights of an Assignee and be entitled to receive the share of profits and the return of capital to which the Offering Member would otherwise have been entitled. A Transferee shall be admitted as a Member of the Company, and as a result of which he or she shall become a substituted Member, with the rights that are consistent with the Membership Interest that was transferred, only if such new Member (i) is approved unanimously by the Voting Members; (ii) delivers to the Company his required capital contribution; (iii) agrees in writing to be bound by the terms of this Article by becoming a party hereto.

If the Offering Member shall not transfer the Offered Interest within the Free Transfer Period, his or her right to transfer the Offered Interest free of the foregoing restrictions shall thereupon cease and terminate.

6.4 Involuntary Transfer of a Membership Interest. A creditor’s charging order or lien on a Member’s Membership Interest, bankruptcy of a Member, or other involuntary transfer of Member’s Membership Interest, shall constitute a material breach of this Article by such Member. The creditor, transferee or other claimant, shall only have the rights of an Assignee, and shall have no right to become a Member, or to participate in the management of the business and affairs of the Company as a Member or Manager under any circumstances, and shall be entitled only to receive the share of profits and losses, and the return of capital, to which the Member would otherwise have been entitled. The Voting Members, including a Voting Member whose interest is the subject of the charging order, lien, bankruptcy, or involuntary transfer, may unanimously elect, by written notice that is provided to the creditor, transferee or other claimant, at any time, to purchase all or any part of Membership Interest that was the subject of the creditor’s charging order, lien, bankruptcy, or other involuntary transfer, at a price that is equal to one-half (1/2) of the book value of such interest, adjusted for profits and losses to the date of purchase. The Members agree that such valuation is a good-faith attempt at fixing the value of the interest, after taking into account that the interest does not include all of the rights of a Member or Manager, and after deducting damages that are due to the material breach of this Article.

ARTICLE VII
ACCOUNTING, RECORDS AND REPORTING

7.1 Books and Records. The Company shall maintain complete and accurate accounts in proper books of all transactions of or on behalf of the Company and shall enter or cause to be entered therein a full and accurate account of all transactions on behalf of the Company. The Company's books and accounting records shall be kept in accordance with such accounting principles (which shall be consistently applied throughout each accounting period) as the Voting Members may determine to be convenient and advisable. The Company shall maintain at its principal office all of the following: A current list of the full name and last known business or residence address of each Member in the Company set forth in alphabetical order, together with, for each Member, the Class A Voting Capital account and Class B Nonvoting Capital account, including entries to these accounts for contributions and distributions; the Ownership Interest, Percentage Ownership and Voting Interests; a copy of the Certificate and any and all amendments thereto together with executed copies of any powers of attorney pursuant to which the Certificate or any amendments thereto have been executed; copies of the Company's federal, state and local income tax or information returns and reports, if any, for the six most recent taxable years; a copy of this Article and any and all amendments hereto together with executed copies of any powers of attorney pursuant to which this Article or any amendments thereto have been executed; copies of the financial statements of the Company, if any, for the six most recent Fiscal Years; the Company's books and records as they relate to the internal affairs of the Company for at least the current and past four Fiscal Years; true and full information regarding the status of the business and financial condition of the Company;  and true and full information regarding the amount of cash and a description and statement of the agreed value of any other property or services contributed by each Member and which each Member has agreed to contribute in the future, and the date on which each became a Member.

7.2 Inspection of Books and Records. Each Member has the right, on reasonable request for purposes reasonably related to the interest of the person as a Member or a Manager, to: (a) inspect and copy during normal business hours any of the Company's records described in Section 7.1; and (b) obtain from the Company promptly after their becoming available a copy of the Company's federal, state and local income tax or information returns for each Fiscal Year.

7.3 Accountings. As soon as is reasonably practicable after the close of each Fiscal Year, the Voting Members shall make or cause to be made a full and accurate accounting of the affairs of the Company as of the close of that Fiscal Year and shall prepare or cause to be prepared a balance sheet as of the end of such Fiscal Year, a profit and loss statement for that Fiscal Year and a statement of Members' equity showing the respective Capital Accounts of the Members as of the close of such Fiscal Year and the distributions, if any, to Members during such Fiscal Year, and any other statements and information necessary for a complete and fair presentation of the financial condition of the Company, all of which the Manager shall furnish to each Member. In addition, the Company shall furnish to each Member information regarding the Company necessary for such Member to complete such Member's federal and state income tax returns. The Company shall also furnish a copy of the Company's tax returns to any Member requesting the same. On such accounting being made, profits and losses during such Fiscal Year shall be ascertained and credited or debited, as the case may be, in the books of account of the Company to the respective Members as herein provided.

7.4 Filings. The Voting Members, at Company expense, shall cause the income tax returns for the Company to be prepared and timely filed with the appropriate authorities. The Voting Members, at Company expense, shall also cause to be prepared and timely filed with appropriate federal and state regulatory and administrative bodies amendments to, or restatements of, the Certificate and all reports required to be filed by the Company with those entities under the Act or other then current applicable laws, rules, and regulations. If the Company is required by the Act to execute or file any document and fails, after demand, to do so within a reasonable period of time or refuses to do so, any Member may prepare, execute and file that document with the Hawaii Secretary of State.

7.5 Bank Accounts. The Company shall maintain its Asset in one or more separate bank accounts in the name of the Company, and shall not permit the Asset of the Company to be co-mingled in any fashion with the Asset of any other Person.

7.6 Tax Matters Partner. The Voting Members may, in their exclusive discretion, appoint, remove and replace a Tax Matters Partner at any time or times. The Voting Members shall from time to time cause the Company to make such tax elections as they deem to be in the interests of the Company and the Members generally. The Tax Matters Partner, as defined in Internal Revenue Code Section 6231, shall represent the Company (at the Company's expense) in connection with all examinations of the Company's affairs by tax authorities, including resulting judicial and administrative proceedings, and shall expend the Company Asset for professional services and costs associated therewith.

ARTICLE VIII
DISSOLUTION AND WINDING UP

8.1 Dissolution. The Company shall be dissolved, its assets shall be disposed of, and its affairs wound up on the first to occur of: the entry of a decree of judicial dissolution pursuant to the Act; or the unanimous approval of the Voting Members.

8.2 Winding Up. On the occurrence of an event specified in Section 8.1, the Company shall continue solely for the purpose of winding up its affairs in an orderly manner, liquidating its assets and satisfying the claims of its creditors. The Voting Members shall be responsible for overseeing the winding up and liquidation of Company, shall take full account of the assets and liabilities of Company, shall cause such assets to be sold or distributed, and shall cause the proceeds therefrom, to the extent sufficient therefore, to be applied and distributed as provided in Section 9.4. The Voting Members shall give written notice of the commencement of winding up by mail to all known creditors and claimants whose addresses appear on the records of the Company. The Members shall be entitled to reasonable compensation for such services.

8.3 Distributions in Kind. Any non cash assets distributed to the Members shall first be valued at their fair market value to determine the profit or loss that would have resulted if such assets were sold for such value. Such profit or loss shall then be allocated pursuant to this Article, and the Members' Capital Accounts shall be adjusted to reflect such allocations. The amount distributed and charged against the Capital Account of each Member receiving an interest in a distributed asset shall be the fair market value of such interest (net of any liability secured by such asset that such Member assumes or takes subject to). The fair market value of such asset shall be determined by the Voting Members, or if any Voting Member objects, by an independent appraiser (and any such appraiser must be recognized as an expert in valuing the type of asset involved) selected by a Majority of the Voting Members.

8.4 Order of Payment of Liabilities on Dissolution. After a determination that all known debts and liabilities of the Company in the process of winding up, including, without limitation, debts and liabilities to Members who are creditors of the Company, have been paid or adequately provided for, the remaining assets shall be distributed to the Members in proportion to their positive Capital Account balances, after taking into account profit and loss allocations for the Company's taxable year during which liquidation occurs.

8.5 Adequacy of Payment. The payment of a debt or liability, whether the whereabouts of the creditor is known or unknown, shall have been adequately provided for if payment thereof shall have been assumed or guaranteed in good faith by one or more financially responsible Persons or by the United States government or any agency thereof, and the provision, including the financial responsibility of the Person, was determined in good faith and with reasonable care by the Members to be adequate at the time of any distribution of the assets pursuant to this Section. This Section shall not prescribe the exclusive means of making adequate provision for debts and liabilities.

8.6 Compliance with Regulations. All payments to the Members on the winding up and dissolution of Company shall be strictly in accordance with the positive capital account balance limitation and other requirements of Regulations Section 1.704-1(b)(2)(ii)(d), as the voting Members deem appropriate.

8.7 Limitations on Payments Made in Dissolution. Except as otherwise specifically provided in this Article, each Member shall only be entitled to look solely to the assets of the Company for the return of such Member's positive Capital Account balance and shall have no recourse for such Member's Capital Contribution or share of profits (on dissolution or otherwise) against any other Member.

8.8 Certificate of Cancellation. The Voting Members conducting the winding up of the affairs of the Company shall cause to be filed in the office of, and on a form prescribed by the Hawaii Secretary of State, a certificate of cancellation of the Certificate on the completion of the winding up of the affairs of the Company.

ARTICLE IX
EXCULPATION AND INDEMNIFICATION

9.1 Exculpation of Members. No Member shall be liable to the Company or to the other Members for damages or otherwise with respect to any actions taken or not taken in good faith and reasonably believed by such Member to be in or not opposed to the best interests of the Company, except to the extent any related loss results from fraud, gross negligence or willful or wanton misconduct on the part of such Member or the material breach of any obligation under this Article or of the fiduciary duties owed to the Company or the other Members by such Member.

9.2 Indemnification by Company. The Company shall indemnify, hold harmless and defend the Members, in their capacity as Members, Managers, or Officers, from and against any loss, expense, damage or injury suffered or sustained by them by reason of any acts or omissions arising out of their activities on behalf of the Company or in furtherance of the interests of the Company, including but not limited to any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, if the acts or omissions were not performed or omitted fraudulently or as a result of gross negligence or willful misconduct by the indemnified party. Reasonable expenses incurred by the indemnified party in connection with any such proceeding relating to the foregoing matters may be paid or reimbursed by the Company in advance of the final disposition of such proceeding upon receipt by the Company of (i) written affirmation by the Person requesting indemnification of its good-faith belief that it has met the standard of conduct necessary for indemnification by the Company and (ii) a written undertaking by or on behalf of such Person to repay such amount if it shall ultimately be determined by a court of competent jurisdiction that such Person has not met such standard of conduct, which undertaking shall be an unlimited general obligation of the indemnified party but need not be secured.

9.3 Insurance. The Company shall have the power to purchase and maintain insurance on behalf of any Person who is or was a Member or an agent of the Company against any liability asserted against such Person and incurred by such Person in any such capacity, or arising out of such Person's status as a Member or an agent of the Company, whether or not the Company would have the power to indemnify such Person against such liability under Section 10.1 or under applicable law.

ARTICLE X
MISCELLANEOUS

10.1 Authority. This Article constitutes a legal, valid and binding Article of the Member, enforceable against the Member in accordance with its terms. The Member is empowered and duly authorized to enter into this Article (including the power of attorney herein) under every applicable governing document, partnership Article, trust instrument, pension plan, charter, certificate of incorporation, bylaw provision or the like. The Person, if any, signing this Article on behalf of the Member is empowered and duly authorized to do so by the governing document or trust instrument, pension plan, charter, certificate of incorporation, bylaw provision, board of directors or stockholder resolution or the like.

10.2 Indemnification by the Members. Each Member hereby agrees to indemnify and defend the Company, the other Members and each of their respective employees, agents, partners, members, shareholders, officers and directors and hold them harmless from and against any and all claims, liabilities, damages, costs and expenses (including, without limitation, court costs and attorneys' fees and expenses) suffered or incurred on account of or arising out of any breach of this Article by that Member.

ARTICLE XI
DISPUTE RESOLUTION

11.1 Disputes Among Members. The Members agree that in the event of any dispute or disArticle solely between or among any of them arising out of, relating to or in connection with this Article or the Company or its organization, formation, business or management ("Member Dispute"), the Members shall use their best efforts to resolve any dispute arising out of or in connection with this Article by good-faith negotiation and mutual Article. The Members shall meet at a mutually convenient time and place to attempt to resolve any such dispute.

However, in the event that the Members are unable to resolve any Member Dispute, such parties shall first attempt to settle such dispute through a non-binding mediation proceeding. In the event any party to such mediation proceeding is not satisfied with the results thereof, then any unresolved disputes shall be finally settled in accordance with an arbitration proceeding. In no event shall the results of any mediation proceeding be admissible in any arbitration or judicial proceeding.

11.2 Mediation. Mediation proceedings shall be conducted in accordance with the Commercial Mediation Rules of the American Arbitration Association (the "AAA") in effect on the date the notice of mediation was served, other than as specifically modified herein, and shall be non-binding on the parties thereto.

Any Member may commence a mediation proceeding by serving written notice thereof to the other Members, by mail or otherwise, designating the issue(s) to be mediated and the specific provisions of this Article under which such issue(s) and dispute arose. The initiating party shall simultaneously file two copies of the notice with the AAA, along with a copy of this Article. A Member may withdraw from the Member Dispute by signing an Article to be bound by the results of the mediation, to the extent the mediation results are accepted by the other Members as provided herein. A Member who withdraws shall have no further right to participate in the Member Dispute.

The Members shall select one neutral third party AAA mediator (the "Mediator") with expertise in the area that is in dispute. If a Mediator has not been selected within five (5) business days thereafter, then a Mediator shall be selected by the AAA in accordance with the Commercial Mediation Rules of the AAA.

The Mediator shall schedule sessions, as necessary, for the presentation by all Members of their respective positions, which, at the option of the Mediator, may be heard by the Mediator jointly or in private, without any other members present. The mediation proceeding shall be held in the city that is the company’s principal place of business or such other place as agreed by the Mediator and all of the Members. The Members may submit to the Mediator, no later than ten (10) business days prior to the first scheduled session, a brief Article in support of their position.

The Mediator shall make written recommendations for settlement in respect of the dispute, including apportionment of the mediator’s fee, within ten (10) business days of the last scheduled session. If any Member involved is not satisfied with the recommendation for settlement, he may commence an arbitration proceeding.

11.3 Arbitration. Arbitration proceedings shall be conducted under the Rules of Commercial Arbitration of the AAA (the "Rules"). A Member may withdraw from the Member Dispute by signing an Article to be bound by the results of the arbitration. A Member who withdraws shall have no further right to participate in the Member Dispute.

The arbitration panel shall consist of one arbitrator. The Members shall select one neutral third party AAA arbitrator (the "Arbitrator") with expertise in the area that is in dispute. If an Arbitrator has not been selected within five (5) business days thereafter, then an Arbitrator shall be selected by the AAA in accordance with the Commercial Arbitration Rules of the AAA. The arbitration proceeding shall be held in the city that is the company’s principal place of business or such other place as agreed by the Arbitrator and all of the Members. Any arbitrator who is selected shall disclose promptly to the AAA and to both parties any financial or personal interest the arbitrator may have in the result of the arbitration and/or any other prior or current relationship, or expected or discussed future relationship, with the Members or their representatives. The arbitrator shall promptly conduct proceedings to resolve the dispute in question pursuant to the then existing Rules. To the extent any provisions of the Rules conflict with any provision of this Section, the provisions of this Section shall control. In any final award and/or order, the arbitrator shall apportion all the costs (other than attorney's fees which shall be borne by the party incurring such fees) incurred in conducting the arbitration in accordance with what the arbitrator deems just and equitable under the circumstances.

Discovery shall not be permitted in such arbitration except as allowed by the rules of arbitration, or as otherwise agreed to by all the parties of the Member Dispute. Notwithstanding, the Members agree to make available to one another and to the arbitrator, for inspection and photocopying, all documents, books and records, if determined by the arbitration panel to be relevant to the dispute, and by making available to one another and to the arbitration panel personnel directly or indirectly under their control, for testimony during hearings if determined by the arbitration panel to be relevant to the dispute. The Members agree, unless undue hardship exists, to conduct arbitration hearings to the greatest extent possible on consecutive business days and to strictly observe time periods established by the Rules or by the arbitrator for the submission of evidence and of briefs. Unless otherwise agreed to by the Members, a stenographic record of the arbitration proceedings shall be made and a transcript thereof shall be ordered for each Member, with each party paying an equal portion of the total cost of such recording and transcription.

The arbitrator shall have all powers of law and equity, which it can lawfully assume, necessary to resolve the issues in dispute including, without limiting the generality of the foregoing, making awards of compensatory damages, issuing both prohibitory and mandatory orders in the nature of injunctions and compelling the production of documents and witnesses for presentation at the arbitration hearings on the merits of the case. The arbitration panel shall neither have nor exercise any power to act as amicable compositeur or ex aequo et bono; or to award special, indirect, consequential or punitive damages. The decision of the arbitration panel shall be in written form and state the reasons upon which it is based. The statutory, case law and common law of the State of Hawaii shall govern in interpreting their respective rights, obligations and liabilities arising out of or related to the transactions provided for or contemplated by this Article, including without limitation, the validity, construction and performance of all or any portion of this Article, and the applicable remedy for any liability established thereunder, and the amount or method of computation of damages which may be awarded, but such governing law shall not include the law pertaining to conflicts or choice of laws of Hawaii; provided however, that should the parties refer a dispute arising out of or in connection with an ancillary Article or an Article between some or all of the Members which specifically references this Article, then the statutory, case law and common law of the State whose law governs such Article (except the law pertaining to conflicts or choice of law) shall govern in interpreting the respective rights, obligations and liabilities of the parties arising out of or related to the transactions provided for or contemplated by such Article, including, without limitation, the validity, construction and performance of all or any portion of such Article, and the applicable remedy for any liability established thereunder, and the amount or method of computation of damages which may be awarded.

Any action or proceeding subsequent to any Award rendered by the arbitrator in the Member Dispute, including, but not limited to, any action to confirm, vacate, modify, challenge or enforce the arbitrator's decision or award shall be filed in a court of competent jurisdiction in the same county where the arbitration of the Member Dispute was conducted, and Hawaii law shall apply in any such subsequent action or proceeding.

ARTICLE XII
MISCELLANEOUS

12.1 Notices. Except as otherwise expressly provided herein, any notice, consent, authorization or other communication to be given hereunder shall be in writing and shall be deemed duly given and received when delivered personally, when transmitted by facsimile if receipt is acknowledged by the addressee, one business day after being deposited for next-day delivery with a nationally recognized overnight delivery service, or three business days after being mailed by first class mail, charges and postage prepaid, properly addressed to the party to receive such notice at the address set forth in the Company’s records.

12.2 Severability. If any provision of this Article, or the application of such provision to any Person or circumstance, shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Article, or the application of such provision to Persons or circumstances other than those to which it is held to be invalid or unenforceable, shall not be affected thereby.

12.3 Binding Effect. Subject to Article VII, this Article shall bind and inure to the benefit of the parties and their respective Successors.

12.4 Counterparts. This Article may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

12.5 Entire Article. This Article contains the entire Article of the parties and supersedes all prior or contemporaneous written or oral negotiations, correspondence, understandings and Articles between or among the parties, regarding the subject matter hereof.

12.6 Further Assurances. Each Member shall provide such further information with respect to the Member as the Company may reasonably request, and shall execute such other and further certificates, instruments and other documents, as may be necessary and proper to implement, complete and perfect the transactions contemplated by this Article.

12.7 Headings; Gender; Number; References. The headings of the Sections hereof are solely for convenience of reference and are not part of this Article. As used herein, each gender includes each other gender, the singular includes the plural and vice versa, as the context may require. All references to Sections and subsections are intended to refer to Sections and subsections of this Article, except as otherwise indicated.

12.8 Parties in Interest. Except as expressly provided in the Act, nothing in this Article shall confer any rights or remedies under or by reason of this Article on any Persons other than the Members and their respective Successors nor shall anything in this Article relieve or discharge the obligation or liability of any third Person to any party to this Article, nor shall any provision give any third Person any right of subrogation or action over or against any party to this Article.

12.9 Amendments. All amendments to this Article shall be in writing and signed by all of the Members to the Article at the time of the amendment.

12.10 Attorneys' Fees. In any dispute between or among the Company and one or more of the Members, including, but not limited to, any Member Dispute, the prevailing party or parties in such dispute shall be entitled to recover from the non-prevailing party or parties all reasonable fees, costs and expenses including, without limitation, attorneys' fees, costs and expenses, all of which shall be deemed to have accrued on the commencement of such action, proceeding or arbitration. Attorneys' fees shall include, without limitation, fees incurred in any post-award or post-judgment motions or proceedings, contempt proceedings, garnishment, levy, and debtor and third party examinations, discovery, and bankruptcy litigation, and prevailing party shall mean the party that is determined in the arbitration, action or proceeding to have prevailed or who prevails by dismissal, default or otherwise.

12.11 Remedies Cumulative. Subject to Article XI, remedies under this Article are cumulative and shall not exclude any other remedies to which any Member may be lawfully entitled.

12.12 Jurisdiction and Venue/Equitable Remedies. The Company and each Member hereby expressly agrees that if, under any circumstances, any dispute or controversy arising out of or relating to or in any way connected with this Article shall, notwithstanding Article XI, be the subject of any court action at law or in equity, such action shall be filed exclusively in the courts of the State of Hawaii or of the United States of America located in the counties of the United States of America or, as selected by the Member that is the plaintiff in the action, or that initiates the proceeding or arbitration. Each Member agrees not to commence any action, suit or other proceeding arising from, relating to, or in connection with this Article except in such a court and each Member irrevocably and unconditionally consents and submits to the personal and exclusive jurisdiction of such courts for the purposes of litigating any such action, and hereby grants jurisdiction to such courts and to any appellate courts having jurisdiction over appeals from such courts or review of such proceedings. Because the breach of the provisions of this Section would cause irreparable harm and significant injury to the Company and the other Members, which would be difficult to ascertain and which may not be compensable by damages alone, each Member agrees that the Company and the other Members will have the right to enforce the provisions of this Section by injunction, specific performance or other equitable relief in addition to any and all other remedies available to such party or parties without showing or proving any actual damage to such parties. Members will be entitled to recover all reasonable costs and expenses, including but not limited to all reasonable attorneys' fees, expert and consultants' fees, incurred in connection with the enforcement of this Section.

APPENDIX B

© Amasse Capital LLC 2005 All Rights Reserved

Section I.    Instructions for Completing the Account Opening Application.

  Print out and read the Amasse Capital Account Opening Application.
  Fill in all required Information.

  Sign the necessary sections.

  Account Specific Documentation: Attach all documents listed in Section IV, Product & Service Selection, and under the Submission Requirements.  Three copies of these documents must be provided in a certified true copy form by a public notary and an official governmental authority which usually delivers such certifications. (Apostille Certification if Applicants are Corporations registered in or citizens of countries that are participants in The Hague Convention or Official Government Certification for all others – All documents for corporations registered in the United States and for private applicants that are citizens of the United States must be notarized by a notary public, and the Court Clerk must verify the notary public’s signature).

  One valid passport or ID from each account holder is needed. Due to regulations by the SEC and subject to anti-money laundering regulations this passport or ID copy must be certified by a notary public and an official governmental authority which usually delivers such certification (Apostille Certification if Applicants are Corporations registered in or citizens of countries that are participants in the Hague Convention or Official Government Certification for all others – All documents for corporations registered in the United States and for private applicants that are citizens of the United States must be notarized by a notary public, and the Court Clerk must verify the notary public’s signature).  Signature and photograph must also be visible.
  Proof of Applicant’s residential address as represented on the account application (i.e. utility bill, bank statement) must also be provided.
  Particular Requirements, Corporate Applicants:

  a. Certificate of Incorporation or extract from registry of commerce (certified less than 1 month).

  b. Resolution of Directors authorizing the 'officer' of the company who will sign and open an account with Amasse Capital (Pg.11).

  Note:  All documents must be provided in a certified true copy form by a notary public and an official governmental authority which usually delivers such certifications. (Apostille Certification if Applicants are Corporations registered in or citizens of countries that are participants in The Hague Convention or Official Government Certification for all others – All documents for corporations registered in the United States and for private applicants that are citizens of the United States must be notarized by a notary public, and the Court Clerk must verify the notary public’s signature).

The Hague Treaty was established at a convention held in 1961 at Hague, located in the Netherlands.  This Treaty abolished the requirement of legalization of foreign public documents.  The convention provides for the simplified certification of public documents to be used in countries that have joined the convention, by use of a special form called an Apostille.  Effective October 15, 1981 the United States recognized the Hague Treaty.

The determination of whether an Apostille or Certification is issued depends upon which country the documents are bound for.  If that country recognizes The Hague Treaty, then an Apostille will be issued.  If the country does not recognize the Hague Treaty, a Certification will be issued.

All documents for corporations registered in the United States and for private applicants that are citizens of the United States must be notarized by a notary public, and the Court Clerk must verify the notary public’s signature.

Below please find the list of countries and territories participating in The Hague Convention.
Countries participating in Hague Convention:

8.
Please print, sign, and seal and send a copy of this application and the entire submission requirement documents properly certified and authenticated as indicated herein this application and accompanied by a color copy of passport, and the proof of residence.  Please send one copy by email to aaa@amassecapital.com and kindly courier three hard copies to either one of the following addresses:

Amasse Capital 45 Rockefeller Plaza Suite 2000 New York, NY 10111 United States of America	OR	Amasse Capital 1066 Oilipuu Place Honolulu, HI 96825 United States of America

Note:  Incomplete Applications or Applications missing required submission documents will not be processed and the account not opened until the full set of required documents has been confirmed as having been received by Amasse Capital.  Amasse Capital reserves the right to void the application and reserves the right to refuse any applicant at any time if the information provided is found to be false.

Section II.   Banking instructions will be sent to you when your account opening form is approved.

Due to anti-money laundering compliance guidelines originating from our regulators  (SEC) we can only inform potential customers of our exact wiring instructions once we have received their signed account opening documentation in return. This enables us to verify the identity of the potential customer and avoids any possibility of criminals wiring money to Amasse Capital.
Amasse Capital uses the largest and most prestigious AA and AAA banks as depository of funds.

For any questions concerning accounts call or contact us by fax or e-mail at aaa@amassecapital.com.

Once we receive your account opening documentation together with proof of identity our compliance officer will confirm receipt of documentation by e-mail containing our transfer instructions.

Section III. General Applicant/Account Information (Complete All Fields).
1.	Applicant Name (Entity).	2.	Current Amasse Capital form on file.
	Social Security No.		If yes, complete only section III-V of this form.
3.	Passport Details.	4.	Account Details.
i.	Number.	i.	Type.
ii.	Country of Issue.	ii.	Title.
iii.	Date of issue.	iii.	Number.
iv.	Date of Expiration.	iv.	Date Opened.
5.	Relationship Name.	6.	Product Selection.
			Details for “Others”.
7.	Amasse Capital Client Since.

Section IV. Product & Service Selection (Complete All Fields Where Applicable).
	Financial Instruments/Securities.		Bullion.

A.	Type Of Instrument.	A.	Type.
B.	Issuer.	B.	Format.
C.	Contract Amount.	C.	Weight.
D.	First Tranche Amount.	D.	Fineness.
E.	ISIN.	E.	Hallmark.
F.	CUSIP.	F.	Assay.
G.	Term.	G.	Certification.
H.	Coupon.	H.	Submission Requirements.
I.	Issue Date.
J.	Rating.
K.	Maturity Date.
L.	Age.
M.	Currency.
N.	Guarantor.
O.	Submission Requirements.

	Real Estate.		Currency.
A.	Type.	A.	Type.
B.	Location.	B.	Amount.
C.	Price.	C.	Custodial Institution.
D.	Current Market Value.	D.	Submission Requirements.
E.	Submission Requirements.

	Private Placement.		Wealth Management.

A.	Asset Type.	A.	Asset Type.
B.	Location.	B.	Amount.
C.	Price.	C.	Bank/Custodial Institution.
D.	Current Market Value.	D.	Current Market Value.
E.	Bank/Custodial Institution.	E.	Authorized Signatory.
F.	Authorized Signatory.	F.	Duration of Ownership.
G.	Duration of Ownership.	G.	Currency Denomination.
H.	Guarantor.	H.	Guarantor.
I.	Submission Requirements.	I.	Submission Requirements.

	Asset Management.		Corporate Finance.

A.	Asset Type.	A.	Type.
B.	Type Of Instrument.	B.	Location.
C.	Location of Asset.	C.	Price.
D.	Price.	D.	Current Market Value.
E.	Current Market Value.	E.	Title Holder.
F.	Bank/Custodial Institution.	F.	Duration of Ownership.
G.	Title Holder.	G.	Submission Requirements.
H.	Duration of Ownership.
I.	Authorized Signatory.

Custom Products & Services.

A.	Type.
B.	Amount.	;
C.	Bank/Custodial Institution.
D.	Current Market Value.
E.	Authorized Signatory.
F.	Duration of Ownership.
G.	Submission Requirements.

Section V. Amasse Capital Applicant Information (Complete All Fields).

1.	Entity Type.	2.	Year entity established.
3.	Tax Identification Number.	4.	In what general industry does this entity conduct business?
5.	Place of Incorporation.	6.	Country of primary operation.
7.	Date of Incorporation.	8.	SEC Registration No.
9.	E-Mail.	10.	Fax Number.
11.	Evidence of legal Status.	12.	Describe normal business activity.
13.	Does Applicant conduct activities in any of the FATF/FINCEN “non-cooperative” jurisdictions? (Explain).	14.	Has supporting documentation been obtained? (If yes, forward documentation to Amasse Capital Account Acceptance. If no, please explain).
15.	Estimated Annual Revenue.	16.	Has supporting documentation been obtained? (If yes, forward documentation to Amasse Capital Account Acceptance.If no, please explain).
17.	How was estimated revenue determined? Details for “Others”.
18.	Estimated Total Net Asset Value.	19.	How was estimated. Details for “Others”.
20.	List method of verification. (Details for “Others”).	21.	Entity Address.
22.	Confirm entity’s address and telephone number has been verified.	23.	Name of the Compliance Officer.
24.	Does entity qualify as a “Senior Political Figure” or “Covered Person”? Press F1	25.	Position Held.
		19.	Name of the referrer.
26.	Primary Contact.	27.	Division of Referrer.
28.	Telephone Number.
29.	Who referred this Applicant to Amasse Capital?	30.	For Privately Held Entities, list owners (Greater that 10% ownership).
31.	List Banks where Applicant maintains account(s) (Select all that apply).

32.	.List address (es) of Bank(s) listed above.	33.	Financial Institution contact for reference.
34.	List other financial institutions where the Applicant maintains accounts.
35.	Comments (Explain any additional information that might be useful in understanding the Applicant).

Section VI. Detailed Amasse Capital Account Information (Complete All Fields).

1.	Why is this account being opened? (Primary purpose).
2.	List account authorized signatories.
3.	List Passport and Contact Info for authorized signatories.
4.	Account Custodian. Details for “Others”.
5.	Primary contact for account.
6.	Estimated initial funding amount.
7.	What is the original source of funds? Details for “Others”.
8.	Provide details for source of funds listed herein.
9.	Documentation used for verification of source of funds. Details for “Others”.
10.	Has supporting documentation been obtained? (If yes, forward documentation to Amasse Capital Account Acceptance. If no, please explain).
11.	Expected source of future funds. Details for “Others”.
12.	Expected frequency of future transactions. Details for “Others”.

13.	What is the expected number of transactions, per frequency noted above?
Incoming
Outgoing

14.	Expected average size of the future transactions.
Incoming
Outgoing
15.	What is the expected number of wires per frequency noted above?
Incoming
Outgoing
16.	Explain where wires are to be received from/sent.

17.	Are there expected transactions with any of the FATF/FINCEN “non-cooperative” jurisdictions? Press F1
18.	Expected balances to be maintained in the account.
19.	Comments (Explain any additional information that might be useful in understanding Applicant/account).

Section VII. Mailing Instructions.
Hold Mail Send Mail by Electronic Mail Send All Correspondence to Address (same as above) Send All Correspondence to

SectionVIII. Account Funding - Indicate which method you are using to fund the account initially
Bank Authorization	Wire transfer	Physical Securities Certificates (attach and endorse)
Check Enclosed	External Account Transfer	Other

Section IX. Wire Transfer and Direct Deposit Authorization.
ATTACH VOIDED CHECK HERE.

Check to Authorize
I authorize Amasse Capital to establish the ability to transfer future redemptions/surrenders via electronic transfer to my bank.

If this box is not checked and no bank information is in this section, authorization will not be set up.

Section X. Resolution of Directors to Open an Amasse Capital Account.
Resolution of Directors of
The undersigned,, holder of Passport Number ,, being the Director of , “The Company”,
“The Applicant” with principal offices located at , acting in such capacity and on that behalf do hereby adopt the following resolution:
Resolved that the company shall open an account with Amasse Capital and by means of this authorizes
Last NameMiddle Name First NameTitle Specimen Signature

to open and operate the company’s account with Amasse Capital, in accordance with the terms and conditions as stated in the Amasse Capital Account Opening Application.

Further resolved, the Secretary of the Company shall certify to Amasse Capital the names of the current duly elected and qualified Directors and officers of the Company and shall from time to time hereafter, as changes in such personnel are made, immediately certify such changes to Amasse Capital, which shall be fully protected in relying on such certifications and shall be indemnified and held harmless from any and all loss, damage, liability, claims and expenses Amasse Capital ever becomes subject to resulting from honoring the signature of any personnel so certified or refusing to honor any signature not so certified; and further resolved, the foregoing resolution shall remain in full force and effect until written notice of its amendment or rescission has been received by Amasse Capital and that receipt of said notice shall not affect any action taken by Amasse Capital prior thereto; and further resolved, that all of the terms and conditions of Amasse Capital are hereby accepted by the Company.

The undersigned certifies that there is no provision in the constitutive documents of the Company limiting the power of the Board of Directors to adopt the foregoing resolutions. The undersigned certifies that there is no provision in the constitutive documents of the Company of which requires or provides for any vote or consent of shareholders to authorize of such resolutions.

I declare that the information contained in this Resolution of Directors to Open an Amasse Capital Account and in the Account Opening Document is true and accurate and certify that the signature(s) is/are genuine and that any photocopies, including copies of the verification of identity documents forwarded are identical with the corresponding originals. The Applicant is obligated to inform Amasse Capital in case of any changes.

Place and Date	[SEAL]
Signature 1
Signature 2

Section XI. Risk Disclosure Statement.

All investments carry a certain amount of risk.  No assurance can be given that an investor will realize a profit on their account or that they will not lose some or all of its account equity.  Here are some of the specific risks of investing:

The investment may not achieve its objective if the Applicant's expectations regarding particular securities or markets are not met.
The value of the investment will be influenced by market conditions as well as the performance of the securities selected for the Applicant's portfolio.
The value of the Applicant's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Applicant invests a larger portion of his/her assets in debt securities with longer maturities. That is because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.
The Applicant's mortgage-related investments involve risk of losses due to payments that occur earlier or later than expected and, like any bond, due to default.
The investment’s performance will also depend on credit quality. The issuer may have trouble making principal and interest payment when difficult economic conditions exist.
Because the interest rate changes on floating and variable rate securities, the investment's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.
Under certain market conditions, it may be difficult or impossible to execute orders at a stipulated price.
The placement of contingent orders by Amasse Capital will not necessarily limit your losses to the intended amounts, since market conditions may make it impossible to execute such orders.
The high degree of leverage that is often obtainable in securities trading can work against you as well as for you. The use of leverage can lead to large losses as well as gains.
Past performance is not necessarily indicative of future results.
Investments to Amasse Capital are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board, or any other government agency.
A trader will be subject to margin calls in the event that the assets of the investors account on deposit are insufficient to satisfy margin requirements. Because of the nature of the trading activities, the results of trading activities may fluctuate from month to month and from period to period. Accordingly, all investors should understand that the results of a particular period will not necessarily be indicative of results in future periods.
Securities prices are highly volatile. Price movements for securities are influenced by, among other things, government trade, fiscal, monetary and exchange control programs and policies; weather and climate conditions; changing supply and demand relationships; national and international political and economic events; changes in interest rates; and the psychological emotions of the market place. In addition, governments from time to time intervene, directly and by regulation, in certain markets, often with the intent to influence prices directly. The effects of governmental intervention may be particularly significant at certain times in the financial instrument and currency markets, and such intervention (as well as other factors) may cause these markets to move rapidly.

The low margin deposits normally required in securities trading permit a high degree of leverage. Accordingly, a relatively small price movement in a securities contract may result in immediate and substantial loss or gain to the Applicant. For example, if at the time of purchase 10% of the price of a securities contract is deposited as margin, a 10% decrease in the price of the securities contract would, if the contract were then closed out, result in a total loss of the margin deposit before any deduction for brokerage commissions. Thus, like other leveraged investments, any securities trade may result in losses in excess of the amount invested. Any increase in the amount of leverage in trading an account will increase the risk of loss and the amount of additional leverage applied.
Institutions such as investment companies, and banks, will usually have custody of an investor's assets. These firms may encounter financial difficulties that impair the operating capabilities or the capital position of the investor.
This brief statement cannot disclose all the risks and other significant aspects of the securities markets. The risk of loss in securities investment can be substantial. You should carefully consider whether such investment is suitable for you in light of your financial condition. In addition, you should carefully study the entire Risk Disclosure Statement and Hypothetical Disclaimer before you open an Amasse Capital account. All investors should carefully study investing in general before beginning to invest with real funds.

Section XII. Hypothetical Disclaimer.

Performance results discussed and/or displayed in Amasse Capital emails and/or telephone calls and/or fax transmission are computer generated via a mechanical trading system and therefore are simulated and/or hypothetical.  Consequently, hypothetical or simulated performance results have certain inherent limitations.  Unlike an actual performance record, simulated results do not represent actual trading.  Also, since the trades have not actually been executed, the results may have over or under compensated for the impact, if any, or certain market factors, such as the lack of liquidity.  Simulated trading programs in general are also subject to the fact that they are designed with the benefit of hindsight.  No representation is being made that any account will or is likely to achieve profits or losses similar to those discussed and/or displayed by Amasse Capital.

Section XIII.   Declaration of Compliance.

By signing this document the undersigned declares the following:  (“I” refers to the account opening applicant.  “We” refers to Amasse Capital).

The deposits on an account with Amasse Capital are to be considered Risk capital by the Applicant and Amasse Capital.
No deposits have been made with Amasse Capital with money that was borrowed, or urgently needed.
The securities markets are highly volatile and within a short period of time this volatility can cause a total loss of funds.

Amasse Capital is a Management, Investment Company as defined in the Investment Company Act of 1940 and will take decisions and enter into positions for Applicants. The Applicant also confirms that he acknowledges that Amasse Capital has complete management and execution authority over his own account even though Amasse Capital may execute his orders through an agent.
Amasse Capital cannot be held responsible for any result of any transaction, positive or negative, on the Applicant’s account.
Applicant can assume risk of loss in excess of his deposit and consequently agrees to provide upon the first request from Amasse Capital additional acceptable collateral.
Applicant has read and understands the account specifics as stated in Section IV Product & Service Selection.  By signing this application, the Applicant agrees to the terms and conditions of the Amasse Capital Account Opening Application.
Applicant understands that the leverage effect multiplies substantially eventual gains and losses and does not reflect the full price of the contract.
Amasse Capital might have positions in the same market movement as the Applicant. On the contrary, Amasse Capital might as well have positions that speculate on a move opposite to the direction the Applicant’s investments speculate on.
The contracts and attached documents signed by the Applicant were well read, understood and all conditions have been accepted by the Applicant. In case of any questions a translation of a particular document was offered to the Applicant.
Amasse Capital shall close all Applicants’ transactions (contracts) if his or her capital is insufficient. The total balance of every Applicant Account must at all times be equal to or higher than $100, 000 (One Hundred Thousand United States Dollars). All Accounts whose total balance stays below $100, 000 (One Hundred Thousand United States Dollars) for one calendar month are closed, and their total balance is due to Amasse Capital as non-refundable account closing fee.
I confirm that I am at least 18 years of age and of full legal age in my state of residence.
I affirm that the information that I provided in this application is correct and maybe included in any required reports to tax or regulatory authorities.  If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable.
I realize that Amasse Capital will release my name, address, and investment position to requesting companies in which Amasse Capital holds investments for my account, unless I specify otherwise to Amasse Capital.
I understand that investments in my account are subject to investment risk, including loss of principal and may lose value.  I understand that there is no guarantee that my objectives will be achieved.
Because Amasse Capital has a financial interest in the products that are manufactured by its affiliates, bonus programs are designed to include, a portion of the bonus and amount based on the aggregate sales of proprietary products and services sold by sales executives in the regions those executives are responsible for overseeing.  Those executives receive a salary and may receive additional compensation in the form of a bonus based on the products or services the Applicant purchases.  The bonus incentive plan, because it is based in part on sales of proprietary products, creates a potential conflict with the Applicant’s interest in choosing products in the Applicant’s best interest, regardless of whether those products are proprietary or not.
In case of questions, the Applicant will always be able to contact the Amasse Capital Compliance Officer.
The Applicant has prior experience trading in volatile markets.
The Applicant is obligated to inform Amasse Capital immediately in case of any changes.

Section XIV. Indemnity Provision.

Amasse Capital shall have the right in all cases to refuse to accept any applicant.  The Applicant agrees to indemnify and hold Amasse Capital harmless from any loss, damage, liability or expense, including reasonable attorney fees and other legal expenses, to which the Applicant may become subject to as a direct or indirect result of Amasse Capital refusing any applicant.
The Applicant requests Amasse Capital to execute upon receipt of instructions conveyed by telephone, fax, email, or any similar means of communication received by Amasse Capital from account holder(s), attorney(s), duly authorized representative(s), even if these instructions are not followed by a confirmation in original writing.
Except cases of gross negligence or willful default, Amasse Capital does not accept any liability in case of delay, misunderstanding, error in identification of the person giving the instruction or other errors on its part related to this method of communication and which may involve losses or other inconveniences for the Applicant.
Amasse Capital shall not be liable for risks associated with use of electronic system, including, but not limited to, the failure of hardware and software. The result of such a failure may be that Applicant’s order is either not executed according to instructions or is not executed at all.
In case of reasonable doubt, Amasse Capital reserves itself a discretionary right not to execute received instructions and to request a confirmation in original writing prior to proceeding.
Telephone conversations may be recorded, and the Applicant accepts such recordings as conclusive and binding evidence of instructions.

Section XV. Non-Disclosure/Non-Circumvention

Amasse Capital and the Applicant, “The Parties”, hereto and/or their affiliates of what-so-ever nature shall not, in any manner solicit and/or accept any business from sources that have been made available by and through the parties hereto, nor in any manner shall access, contact, solicit and/or conduct any transaction with such said sources, without the expressed and specific permission of the party who made such sources available.
The Parties shall maintain complete confidentiality regarding each other's business and/or their affiliates and shall only disclose knowledge pertaining to these specifically named Parties as permitted by the concerned Party, unless agreed and granted an expressed written permission of and by the Party who made the source available.
The Parties shall not in any way whatsoever circumvent each other and/or attempt such circumvention of each other and/or any of the parties involved in any of the transactions the Parties wish to enter and to the best of their abilities shall ensure that the original transaction codes, data and proprietary information established are not altered.
The Parties shall not disclose any contact revealed by either Party to any third Parties as they fully recognize such information and contact(s) of the respective Party, and shall not enter into direct and/or indirect offers, negotiations and/or transaction with such contacts revealed by the other Party who made the contact(s) available.
In the event of circumvention by any of the undersigned Parties, whether direct and/or indirect, the circumvented Party shall be entitled to a legal monetary compensation equal to the maximum service it should realize from such a transaction, plus any and all expenses, including any and all legal fees incurred in lieu of the recovery of such compensation.

All considerations, benefits, bonuses, participation, fees, and/or commissions received as a result of the contributions of the Parties to this Account Opening Application, relating to any and all transactions shall be allocated and distributed as mutually agreed. Specific arrangements, for each transaction shall be made available and/or submitted to the recipient on the very day due and payable as per each and every transaction, unless otherwise agreed.
It is further agreed that any controversy, claims, and or dispute arising out of and/or relating to any part of the whole of this Account Opening Application or breach thereof and which is not settled between the signatories themselves, shall be settled and binding by and through arbitration in accordance with the rules and through the institution of the American Arbitration Association. Any decision and/or award made by the arbitrators shall be final, conclusive and binding for the Parties and enforceable in the Court of Law in the Country of choice of an award by the arbitrators.
This Account Opening Application shall be binding upon the Parties hereto and in the case of individual parties, their respective heirs, administrators and executors and in the case of all corporate Parties, their successors and assigns:

a. The non-circumvention damages, i.e., the total commissions, fees, or profits which would have been due, and;
b. All loss sustained by the non defaulting party by reason of such breach, and;
c. All expenses incurred in enforcing any legal remedy rights based upon or arising out of this Account Opening Application.

Section XVI. Do you understand?
Amasse Capital’s Risk Disclosure Statement
Amasse Capital’s Hypothetical Disclaimer
Amasse Capital’s Declaration of Compliance
Amasse Capital’s Indemnity Provision
Amasse Capital’s Non-Disclosure/Non Circumvention

Section XVII. Signatures.
I  declare that the information contained in this Account Opening Application is true and accurate and certify that the signature(s) is/are genuine and that any photocopies, including copies of the verification of identity documents forwarded are identical with the corresponding originals. The Applicant is obligated to inform Amasse Capital in case of any changes.

Ihave caused this application to be duly signed on its behalf of the city ofand state ofon theday of200.

Signature 1
Name
Title
Signature 2
[SEAL]

Name
Title
Attest
Name
Title

Section XVIII. Amasse Capital Account Officer Certification.

Account Officer:
	Name	Date:
Account Officer:
Signature

Account Acceptance Manager:
	Name	Date:
Account Acceptance Manager:
Signature
[SEAL]

Section XIX. Applicant Notary Certification.

STATE OF )SS.
CITY & COUNTY OF )
ON THIS DAY OF, BEFORE ME THE UNDERSIGNED NOTARY PERSONALLY APPEARED TO BE THE PERSON WHOSE NAME IS SUBSCRIBER TO THE WRITTEN INSTRUMENT, AND ACKNOWLEDGED THAT HE EXECUTED IT.

NOTARY PUBLIC	STATE OF
MY COMMISSION EXPIRES:

Section XX. Amasse Capital Notary Certification.

STATE OF )SS.
CITY & COUNTY OF )
ON THIS DAY OF , BEFORE ME THE UNDERSIGNED NOTARY PERSONALLY APPEARED TO BE THE PERSON WHOSE NAME IS SUBSCRIBER TO THE WRITTEN INSTRUMENT, AND ACKNOWLEDGED THAT HE EXECUTED IT.

NOTARY PUBLIC	STATE OF
MY COMMISSION EXPIRES:

APPENDIX C

INVESTMENT MANAGEMENT
ENGAGEMENT AGREEMENT

THIS AGREEMENT is entered into on the ___th day of ___________ 200x
By and Between

(1) AMASSE CAPITAL LLC [“Amasse Capital”, “The Company”], whose   principal place of business is at 1066 Oilipuu Place, Honolulu, HI, 96825

(2) [ xxx ]   [“Client”] of [ Address: xxx ]

Whereas

A. Amasse Capital is a Management, Investment company conducting, amongst other matters, the business of financial investment, asset management, corporate finance, and all companying activities.

B. The Client wishes to invest its capital and/or assets “Funds” for the benefit of Amasse Capital.

C. The Client agrees to fund its account by means of a Wire Transfer of the funds to Amasse Capital’s designated bank “Bank”, as per account coordinates as provided by Amasse Capital.

D. Amasse Capital will utilize the Funds and establish a “Portfolio” as set out in Schedule 1 of this Agreement and as presented in the Amasse Capital LLC Prospectus.

E. The Client wishes to appoint Amasse Capital as discretionary manager of the assets constituting the Client’s Portfolio.

F. The profits generated by Amasse Capital from the utilization of the Funds will be divided and fees paid out as set forth in Schedule 2 of this Agreement.

G. The terms and conditions of the relationship between Amasse Capital and the Client are provided herein this Investment Management Engagement Agreement.

NOW THEREFORE in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto mutually agree as follows:

1. Appointment

1.1 The Client hereby appoints Amasse Capital, and Amasse Capital hereby accepts, to act as manager of the Funds in accordance with this agreement.

1.2 In performing this function, Amasse Capital shall, within the limits of the investment guidelines stated in Schedule 1 of this agreement and the Amasse Capital LLC Prospectus, have absolute discretion as to the selection of assets for inclusion from time to time in The Portfolio, whether such assets be moneys, securities, commodities, currencies, financial derivatives and other investment instruments or vehicles as Amasse Capital sees fit.

1.3 Whenever the Client delivers to Amasse Capital assets to be placed in The Portfolio, Amasse Capital shall issue to the Client a written receipt identifying each asset and stating its nominal value.

1.4 The Client may change the investment guidelines by delivering to Amasse Capital revised investment guidelines (in duplicate) in the format of Schedule 1 of this agreement. Any revised investment guidelines (and any consequential revisions to the base currency of The Portfolio) shall be subject to all the terms and conditions of this agreement.  No such change shall be effective until Amasse Capital has received and endorsed its acceptance on the revised guidelines.  A copy of it, as dated and countersigned, shall be returned to the Client. The Client acknowledges that a period of time may be required for Amasse Capital to re-adjust the assets to comply with the new investment guidelines.

2. Mandate

2.1 To enable Amasse Capital to function as the Client’s discretionary manager, the Client hereby appoints Amasse Capital as its agent, with absolute discretion, and without prior notice to the Client:

(a) to buy, hold, sell, exchange or otherwise effect transactions in assets in or for The Portfolio; and (b) to receive for the Client all profits, dividends, returns, capital gains or otherwise  earned by the assets in The Portfolio (less any applicable taxes or other withholdings), and generally to exercise all rights and perform all obligations accessory to the holding of any such asset, in accordance with the investment guidelines selected.

2.2 Amasse Capital shall have absolute discretion on the Client's behalf to: (a) select and appoint sub-agents, brokers, dealers, custodians, companyers and other market professionals; (b) to effect transactions with itself as principal or as agent for some other principal; and (c)  to effect a short-term overdraft to cover any mismatch in timing between receipt of the proceeds of the disposal of any part of The Portfolio and the utilization of any such proceeds in making any acquisition for The Portfolio.

2.3 The Client authorizes Amasse Capital on its behalf to execute all such documents and to do all acts or things as may be required to perform its function as manager; and the Client shall, upon request by Amasse Capital, itself execute any such document or do any such act or thing in such manner as Amasse Capital deems necessary.

3. Base currency of The Portfolio and performance measurement benchmark
The base currency of The Portfolio and the performance measurement benchmark  for The Portfolio are as stated in Schedule 1 of this agreement.

4. Records and statements

4.1 Amasse Capital shall establish an account or sub-account in the name of The Client [“The Portfolio Account”].

4.2 Amasse Capital shall enter on The Portfolio account all transactions relating to The Portfolio.

4.3 As soon as reasonably practicable after the end of each calendar month, Amasse Capital shall provide a statement to the Client stating (a) the assets in The Portfolio and the net values of such assets, as of the last business day of such month.

4.4 If the Client requests a detailed portfolio transaction statement in respect of any period, Amasse Capital shall provide such a statement as soon as practicable.  Amasse Capital’s charge to the Client for providing such statement shall be as stated in Schedule 2 of this agreement or as otherwise intimated by Amasse Capital to the Client.

4.5 The provision of any other portfolio records, reports or statements shall be as agreed between Amasse Capital and the Client.

5. Client’s awareness of nature of investment activity

5.1 The Client acknowledges that the value of investments can increase or decrease and accordingly that there can be no guarantee as to any return or gain.

5.2 The Client further acknowledges that, regardless of the underlying value of the assets, movements of exchange rates may independently result in losses (or gains) when the value of the assets is translated into the base currency of The Portfolio.

5.3 The Client further acknowledges that he is aware, and also undertakes to keep himself aware, of the general nature of the various forms of investment constituting The Portfolio, and of the differing general levels of risk attributable to each.

6. Company’s liability

6.1 Neither Amasse Capital nor any of its personnel shall be liable for any diminution in the value of The Portfolio, or for any failure to secure any particular level of return on any asset in The Portfolio, or for any other loss, damage, expense or liability incurred by the Client, other than that occasioned by Amasse Capital's negligence, fraud or wilful default in the management of the applicable asset.

6.2 Neither Amasse Capital nor any of its personnel shall be liable for any act or omission by, or for the solvency of, any sub-agent, broker, dealer, custodian, companyer or other market professional, other than that occasioned by Amasse Capital's negligence, fraud or wilful default in the selection and appointment of the applicable market professional.

7. Company’s remuneration and expenses

7.1 The Client shall remunerate Amasse Capital for the services rendered by it under this agreement  in accordance with Schedule 2 of this agreement.

7.2 The Client shall also indemnify Amasse Capital in respect of any expenses or other liabilities incurred by Amasse Capital in the performance of its function as manager, in accordance with Schedule 2 of this agreement.

7.3 Amasse Capital shall be entitled to recover any amount due to it under this agreement by debiting The Portfolio account. If the cash available in The Portfolio account is insufficient, Amasse Capital shall be entitled, at its option and without prior notice to the Client, to recover any shortfall by debiting any other account maintained with it by the Client, or by realizing non-cash assets in The Portfolio as it sees fit.

7.4 The Client acknowledges that in certain cases benefits may accrue to Amasse Capital itself as a result of its choice of market counterparties for the purpose of performing its function as manager.  The Client accepts that Amasse Capital shall be under no duty to account to the Client in respect of any such benefit.

8. Duration and Termination

8.1 This agreement shall commence as of the date upon which the Client first delivers to Amasse Capital any of the assets to be placed in The Portfolio.

8.2 Trade, as defined in Schedule 1 will commence within a period of four to six weeks from the commencement of this agreement as defined in 8.1.

8.3 This agreement shall continue for a period of 12 months from the first Trade date, and thereafter shall be automatically renewed for successive 12-month periods, unless either party gives to the other, at least 30 days prior to the end of any such period, written notice of its desire not to renew.

8.4 Notwithstanding clause 8.2, this agreement shall terminate automatically without notice if:  (a) the Client fails to remedy any breach by the Client of the terms of this agreement within 30 days of receiving a written notice from Amasse Capital requiring him to do so; or (b)  a company bank order, winding up petition or similar order is made in respect of either party; or (c)   an administrator, receiver or similar officer is appointed over the assets or affairs of either party.

8.5 Upon termination of this agreement for any reason, Amasse Capital shall, subject to clauses 8.5, 8.6, 8.7 and 8.8, deliver the assets constituting The Portfolio to the Client or to his order, or, if he so directs, or if Amasse Capital is unable to transfer the assets to the Client, Amasse Capital shall proceed to liquidate any non-cash asset in The Portfolio and hold all cash amounts on deposit to the Client’s order.

8.6 Termination shall not prejudice the completion of any transaction already initiated.

8.7 Termination shall also not prejudice (a) Amasse Capital’s entitlement to remuneration in full in respect of the quarter in which termination occurs; and (b) its rights of indemnification as described in Schedule 2, including, without limitation, in relation to events arising from or connected with the delivery or liquidation of the assets.

8.8 As soon as reasonably practicable after termination, Amasse Capital shall provide to    the Client a statement of the assets in The Portfolio as of the date of termination, but otherwise in the manner stated in clause 4.3.

8.9 Nothing in this agreement shall be construed as a waiver by Amasse Capital of the rights of retention and lien accorded to it by law over the assets constituting The Portfolio.

8.10  When, following termination, the last of the assets in The Portfolio are returned to the Client, Amasse Capital shall provide to the Client a statement stating (a) each asset, (b) the date it was returned, and (c) its net value as of such date.

9. Exchange Rates

Any conversion from one currency to another  for the purposes of this agreement shall be made at the then prevailing spot rate of Amasse Capital, or of any other market professional appointed under clause 2.2, for the purchase of the other currency at the office of Amasse Capital, or the other market professional, as the case may be, at which such conversion is made.

10. General

10.1  Amasse Capital may assign this agreement to any of its subsidiary or affiliated companies,  but otherwise this agreement shall not be capable of assignment.

10.2  Without prejudice to clause 7.1, this agreement may be varied only with the written consent of both parties, save that Amasse Capital may by written notice to the Client, to take effect from the date of the notice, vary the terms of this agreement where changes in market practice and/or regulatory requirements necessitate immediate change to the manner in which Amasse Capital performs its functions under this agreement.

10.3 The Client expressly authorizes Amasse Capital to record any telephone communications.

10.4 All communications between Amasse Capital and the Client shall be evidenced in writing, and may be delivered by hand, post, any means of recorded delivery or by facsimile to such address and facsimile number as each party may notify to the other in writing from time to time.  Communications from Amasse Capital to the Client shall be deemed received at the time of actual delivery if delivered by hand or other means of recorded delivery, or two working days after posting if sent within the United States, or if sent by facsimile, upon the issue to Amasse Capital of a transmission report showing that there had been a complete and uninterrupted transmission.  All communications to be sent by the Client to Amasse Capital shall be addressed to and actually received by the Investment Companying Division of Amasse Capital for there to have been proper delivery.

10.5 Amasse Capital shall only accept instructions from the Client and such other parties as may be authorized in writing by the Client, provided that the Client has complied with Amasse Capital’s requirements to confirm the identity, signature and authority limits of such other parties.

10.6 Amasse Capital shall be under no duty to challenge or make any enquiries concerning valid or apparently valid communications or instructions.

10.7 If at any time any provision of this agreement is held invalid, illegal or   unenforceable, such invalidity, illegality and unenforceability shall not affect the other provisions of this agreement which shall remain in full force and effect.

10.8 This agreement shall be governed by the laws of the State of Hawaii and all applicable federal laws of the United States.  The Client however acknowledges that the transactions effected by Amasse Capital in the performance of its function as manager, may be governed by the laws of other countries.

10.9 Each party submits to the non-exclusive jurisdiction of the courts of the United States in the State of Hawaii.

_______________________________
Signed by: [                                                  ]
For and on behalf of

The Client

in the presence of:

_______________________________

_______________________________
:

_______________________________
Signed by: [                                                 ]
For and on behalf of

Amasse Capital LLC

in the presence of:

_______________________________

_______________________________

Schedule 1

Investment Guidelines

Client Name: ______________________
Address : _________________________
Nationality : ______________________

FINANCIAL RESOURCES AND COMMITMENTS INVESTED:  ________________

Investment Guidelines:

“TRADE” FIXED INCOME RELATIVE VALUE RISKLESS ARBITRAGE

Amasse pursues a relative value investment strategy with the objective of capturing a stable income stream while minimizing return volatility over time. This strategy relies on Amasse’s ability to identify and purchase undervalued securities, and its intensive analytical approach to risk management.

Amasse pursues a series of risk-free transactions consisting of purchasing AA or better securities at one price and simultaneously selling the securities at a higher price, generating a profit on the difference.

The Client confirms that the contents of this Schedule as well as the Amasse Capital LLC Prospectus are to be read as an indivisible part of the terms and conditions of the Investment Management Engagement Agreement made between the Client and Amasse Capital.

Base currency selected for The Portfolio is:  ________________________

Date: ___________________________

Signed: __________________________

[the Client]

Date: ______________________

Countersigned:_____________________
for Amasse Capital LLC

Schedule 2

Amasse Capital's Remuneration and Expenses

1. Amasse Capital's fee shall be xxx% OF NET PROFIT  GENERATED by Amasse as per Schedule 1 payable per month on the last day of each such month.

2. The Client’s fee shall be xxx% OF NET PROFIT GENERATED by Amasse as per Schedule 1 payable per month on the last day of each such month.   The client’s first payment will be thirty days after the first Trade date and thereafter payable on the last day of each successive month for the duration of the contract.

3. The Client shall indemnify Amasse Capital on demand in respect of any expenses, fees (including without limitation, legal fees), costs, obligations or other liabilities (including VAT or other similar sales taxes) incurred by Amasse Capital in the performance of its function as manager, and Amasse Capital shall provide to the Client evidence of such expenses, fees (including, without limitation, legal fees), costs, obligations, or other liabilities whenever the Client so requests.

Date: ______________________

Signed: __________________________

[the Client]

Date: ______________________

Countersigned:_____________________
for Amasse Capital LLC

AMASSE CAPITAL LLC

JANUARY,2006

STATEMENT OF ADDITIONAL INFORMATION

1066 Oilipuu Place
Honolulu, HI 96825
(808) 395-7033

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the combined prospectus of Amasse Capital, dated January  , 2006. A copy of the prospectus may be obtained by contacting Amasse Capital at the telephone number or address set forth above.

INVESTMENT POLICIES AND PRACTICES

Codes of Ethics

Amasse Capital has adopted a code of ethics designed to detect and prevent improper personal trading by certain personnel, including investment personnel, which might compete with or otherwise take advantage of an Investor’s portfolio transactions. Covered persons include the Managers and the officers and directors of Amasse Capital, as well as employees of Amasse Capital having knowledge of the investments and investment intentions of an Investor. The codes of ethics permit persons subject to the Code to invest in securities, including securities that may be purchased or held by an Investor, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

Investment Process

Amasse Capital’s investment process integrates objective setting, fundamental research, manager evaluation, portfolio construction, and monitoring and risk management. Incorporating the tenets of modern portfolio theory to construct portfolios, this process is organized into the following six steps: (i) establishing the portfolio framework; (ii) undertaking fundamental research; (iii) defining portfolio objectives and structure; (iv) evaluating managers; (v) constructing and optimizing the portfolio; and (vi) monitoring the portfolio. Amasse Capital has developed a flexible absolute return strategy investment structure that allows it to respond to the varying circumstances of its clients. Each client’s requirements and objectives are carefully assessed in order to determine the investment structure and portfolio composition that is best aligned with their needs.

1

TAX ASPECTS

The following is a summary of certain aspects of the Federal income taxation of Amasse Capital and its Members which should be considered by a prospective Investor. Amasse Capital have not sought a ruling from the Internal Revenue Service (the “Service”) or any other Federal, state or local agency with respect to any of the tax issues affecting Amasse Capital, nor have they obtained an opinion of counsel with respect to any Federal tax issues other than the characterization as a partnership for Federal income tax purposes, and there can be no assurance that the Service will not disagree with or that a court will sustain the positions discussed herein.

 This summary only discusses certain aspects of the Federal income tax treatment of Amasse Capital and is based upon the Internal Revenue Code of 1986, as amended (the “Code”), judicial decisions, existing, temporary and proposed Treasury Regulations (the “Regulations”) and administrative pronouncements in existence on the date hereof, all of which are subject to change or different interpretations possibly with retroactive effect. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

Tax Treatment

UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION OF THE FEDERAL INCOME TAX CONSEQUENCES OF AMASSE CAPITAL’S ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF AMASSE CAPITAL, AND THOSE INDIRECTLY ATTRIBUTABLE TO AMASSE CAPITAL.

As a Limited Liability Company, Amasse Capital is not itself subject to Federal income tax. Amasse Capital files an annual information return with the Service which reports the results of operations. Each Investor is required to report separately on its income tax return its distributive interest of Amasse Capital’s net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Investor is taxed on its distributive interest in Amasse Capital.

EACH PROSPECTIVE INVESTOR SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN AMASSE CAPITAL.

In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the prospectus regarding liquidity and other financial matters to ascertain whether the investment objectives of Amasse Capital are consistent with their overall investment plans. Each prospective tax-exempt Investor is urged to consult its own tax adviser regarding the acquisition of Interests.

Allocation of Profits and Losses. Under each Investment Management Engagement Agreement, an Investor’s net capital appreciation or net capital depreciation for each accounting period is allocated to their capital accounts without regard to the amount of income or loss actually recognized for Federal income tax purposes. Each Investment Management Engagement Agreement provides that items of income, deduction, gain, loss or credit actually recognized by Amasse Capital  for each fiscal year generally are to be allocated for income tax purposes to the Investor based upon amounts of the net capital appreciation or net capital depreciation allocated to each Investor’s capital account for the current and prior fiscal years.

Tax Elections; Returns; Tax Audits. The Board decides how to report the company’s items on their tax returns, and all Investors of Amasse Capital are required to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which Amasse Capital’s items have been reported. In the event the income tax returns of Amasse Capital’s are audited by the Service, the tax treatment of the income and deductions generally would determined in a single proceeding rather than by individual audits of its Investors. An Amasse Member chosen by the Board, most likely the Chief Financial Officer, has considerable authority to make decisions affecting the tax treatment and procedural rights of the company. In addition, the chosen Member has the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members’ tax liabilities.

Distributions of Property and Adjusted Basis. An Investor’s receipt of a distribution of property from a partnership is generally not taxable. However, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an “investment partnership” within the meaning of Section 731(c)(3)(C)(i) of the Code and the recipient is an “eligible partner” within the meaning of Section 731(c)(3)(C)(iii) of the Code. It will be determined at the appropriate time whether it qualifies as an “investment partnership.” Assuming it so qualifies, if an Investor of Amasse Capital is an “eligible partner,” which term should include an Investor whose contributions consisted solely of cash, the re-characterization rule described above would not apply.

An Investor’s tax basis for its interest in Amasse Capital will include the amount of money the Investor contributed. An Investor’s tax basis will be increased by the Investor’s respective distributions of taxable income and gains, and will be decreased by distributions from Amasse Capital to the Investor and by the Investor’s respective share of any taxable losses.

Tax Treatment of Investments

In General. Amasse Capital expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts.

Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income (see “Currency Fluctuations – ‘Section 988’ Gains or Losses” below) and certain other transactions described below, Amasse Capital expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time Amasse Capital maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called “straddle” and “wash sale” transactions and to Section 1256 Contracts (defined below) may serve to alter the manner in which Amasse Capital’s holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of Amasse Capital.

Amasse Capital may realize ordinary income from dividends and accruals of interest on securities. Amasse Capital may hold debt obligations with “original issue discount.” In such case, Amasse Capital would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. Amasse Capital may also acquire debt obligations with “market discount.” Upon disposition of such an obligation, Amasse Capital generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held. Amasse Capital may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business.

Currency Fluctuations– “Section 988” Gains or Losses. To the extent that its investments are made in securities denominated in a foreign currency, gain or loss realized by Amasse Capital frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to Amasse Capital will be taxed as capital gains or losses at the time of the disposition. However, under Section 988 of the Code, gains and losses of Amasse Capital on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss.  Moreover, under Section 988, gains or losses on disposition of debt.

1. Generally, in the absence of Regulations requiring it, Amasse Capital will not treat positions held through different investment Portfolio Accounts as offsetting positions for purposes of the straddle rules.

2. Under recently enacted legislation, this rate applies to tax years beginning in 2003 through 2010. However, this legislation contains a “sunset” provision that will result in the top rate being restored to 39.6% in 2011.

3. The maximum individual long-term capital gains tax rate will be 20% for sales or exchanges on or after January 1, 2009. The 15% maximum individual tax rate on qualified dividend income is scheduled to expire on December 31, 2008.

4. Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer’s return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property (whether or not actively traded) and entering into a contract to sell such property (or substantially identical property) at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in Regulations. Securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time Amasse Capital accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time Amasse Capital actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

As indicated above, Amasse Capital may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as “Section 1256 Contracts” (see “Section 1256 Contracts” below), will not be subject to ordinary income or loss treatment under Section 988. However, if Amasse Capital acquires currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts, any gain or loss realized with respect to such instruments will be ordinary, unless (i) the contract is a capital asset in the hands and is not a part of a straddle transaction and (ii) an election is made (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

Section 1256 Contracts. In the case of Section 1256 Contracts, the Code generally applies a “mark to market” system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts, and certain options contracts. Under these rules, Section 1256 Contracts held by Amasse Capital at the end of each taxable year are treated for Federal income tax purposes as if they were sold by Amasse Capital for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales (known as “marking to market”), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by Amasse Capital in computing its taxable income for such year. If a Section 1256 Contract held by Amasse Capital at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules.

Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. (See “Currency Fluctuations – ‘Section 988’ Gains or Losses.”) If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts.

Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are Section 1256 Contracts. Pursuant to Temporary Regulations, Amasse Capital may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily “marking to market” of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations’ mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by Amasse Capital will be accepted by the Service.

Short Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in Amasse Capital’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by Amasse Capital for more than one year. In addition, these rules may also terminate the running of the holding period of “substantially identical property” held by Amasse Capital.

Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if Amasse Capital holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if Amasse Capital holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale with respect to the same or substantially identical property, generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Effect of Straddle Rules on Investor’s Securities Positions. The Service may treat certain positions in securities held (directly or indirectly) by an Investor and its indirect interest in similar securities held by Amasse Capital as “straddles” for Federal income tax purposes. The application of the “straddle” rules in such a case could affect a Investor’s holding period for the securities involved and may defer the recognition of losses with respect to such securities

Limitation on Deductibility of Interest and Short Sale Expenses. For non-corporate taxpayers, Section 163(d) of the Code limits the deduction for “investment interest” (i.e., interest or short sale expenses for “indebtedness properly allocable to property held for investment”). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer’s “net investment income,” consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.

For purposes of this provision, Amasse Capital’s activities will be treated as giving rise to investment income for a Investor, and the investment interest limitation would apply to an Investor’s share of the interest and short sale expenses attributable to Amasse Capital’s operation. In such case, an Investor in Amasse Capital would be denied a deduction for all or part of that portion of its distributive share of Amasse Capital’s ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources. An Investor that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by an Investor of Amasse Capital on money borrowed to finance its investment. Potential investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

Amasse Capital will not generally be in a position to furnish to Investors information regarding the securities positions of their Portfolios  which would permit an Investor to determine whether its transactions in securities, which are also held by the Company, should be treated as offsetting positions for purposes of the straddle rules.

Deductibility of Investment Expenditures by Investors. Investment expenses (e.g., investment administrative fees) of an individual, trust or estate are deductible only to the extent they exceed 2% of adjusted gross income. In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount (for 2004, $142,700 or $71,350 for a married person filing a separate return) to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses (along with certain other itemized deductions) exceed the lesser of (i) 3% of the excess of the individual’s adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a taxpayer in calculating its alternative minimum tax liability.

Pursuant to Temporary Regulations issued by the Treasury Department, these limitations on deductibility should not apply to an Investor’s share of the trade or business expenses of Amasse Capital. These limitations will apply, however, to an Investor’s share of the investment expenses of Amasse Capital (including the fee paid to the Administrator and any fee payable to the managers), to the extent such expenses are allocable to Amasse Capital that is not in a trade or business within the meaning of the Code or to the investment activity of Amasse Capital.  Amasse Capital intends to treat its expenses attributable to Amasse Capital that is engaged in trade or business within the meaning of the Code or to the trading activity of Amasse Capital as not being subject to such limitations, although there can be no assurance that the Service will agree.

The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, Investors should consult their tax advisers with respect to the application of these limitations.

Application of Rules for Income and Losses from Passive Activities. The Code restricts the deductibility of losses from a “passive activity” against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from Amasse Capital’s securities investment and trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against an Investor’s share of such income and gain from Amasse Capital. Income or loss attributable to Amasse Capital’s investments in partnerships engaged in certain trades or businesses may constitute passive activity income or loss.

However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. There is a disagreement between two Federal Courts of Appeal on the question of whether the investment advisory fees incurred by a trust are exempt (under Section 67(e)) from the 2% of adjusted gross income floor on deductibility. Investors that are trusts or estates should consult their tax advisers as to the applicability of these cases to the investment expenses that are allocated to them.

The latter limitation on itemized deductions will be reduced starting in calendar year 2006 and will be completely eliminated by 2010. However, this legislation contains a “sunset” provision that will result in the limitation on itemized deductions being restored in 2011.  Investments (if any) by Amasse Capital in certain foreign corporations may cause an Investor to (i) recognize taxable income prior to Amasse Capital’s receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the “anti-deferral” provisions, would have been treated as long-term or short-term capital gain.

Foreign Taxes

It is possible that certain dividends and interest directly or indirectly received by Amasse Capital from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, Amasse Capital may also be subject to capital gains taxes in some of the foreign countries where they purchase and sell securities. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to predict in advance the rate of foreign tax Amasse Capital will directly or indirectly pay since the amount of Amasse Capital’s assets to be invested in various countries is not known.

The Investors in Amasse Capital will be informed as to their proportionate share of the foreign taxes paid by Amasse Capital, which they will be required to include in their income. The Investors generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. An Investor that is tax exempt will not ordinarily benefit from such credit or deduction.

Sale of Interests

Investors will not be able or allowed to freely sell or otherwise transfer their Interests. A Investor that is allowed to sell its Interests generally will recognize capital gain or loss measured by the difference between the amount realized on the sale and the Investor’s adjusted tax basis in the Interests sold, except to the extent the gain on the sale of Interests is attributable to either unrealized receivables of Amasse Capital or items of substantially appreciated Asset inventory, which will be treated as ordinary income. Any such capital gain or loss generally will be long-term capital gain or loss if the Investor held the sold Interests for more than one year. The amount realized will include the Investor’s allocable share of Amasse Capital’s non-recourse borrowings (as defined for Federal income tax purposes), if any, as well as any proceeds from the sale. Thus, a liability upon the sale of Interests may exceed the Investor’s cash proceeds from the sale.

Unrelated Business Taxable Income

Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner. This type of income is exempt even if it is realized from securities trading activity which constitutes a trade or business.

To the extent Amasse Capital recognizes income (i.e., dividends and interest) from securities with respect to which there is “acquisition indebtedness” during a taxable year, the percentage of such income which will be treated as UBTI generally will be based on the percentage which the “average acquisition indebtedness” incurred with respect to such securities is of the “average amount of the adjusted basis” of such securities during the taxable year.

To the extent Amasse Capital recognizes gain from securities with respect to which there is “acquisition indebtedness” at any time during the twelve-month period ending with the date of the disposition of the securities, the percentage of such gain which will be treated as UBTI will be based on the percentage which the highest amount of such “acquisition indebtedness” is of the “average amount of the adjusted basis” of such securities during the taxable year. In determining the unrelated debt-financed income of Amasse Capital, an allocable portion of deductions directly connected with Amasse Capital’s debt-financed property is taken into account. Thus, for instance, a percentage of losses from debt-financed securities (based on the debt/basis percentage calculation described above) would offset gains treated as UBTI.

Since the calculation of Amasse Capital’s “unrelated debt-financed income” is complex and will depend in large part on the amount of leverage, if any, used by Amasse Capital from time to time, it is impossible to predict what percentage of Amasse Capital’s income and gains will be treated as UBTI for an Investor. An Investor’s share of the income or gains of Amasse Capital which is treated as UBTI may not be offset by losses of the Investor that is an exempt organization, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

To the extent that Amasse Capital generates UBTI, the applicable Federal tax rate for such an Investor generally would be either the corporate or trust tax rate depending upon the nature of the particular Investor. An Investor may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. It will be required to report information as to the portion, if any, of its income and gains for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by Amasse Capital is highly complex, and there is no assurance that Amasse Capital’s calculation of UBTI will be accepted by the Service.

Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI.

The calculation of a particular Investor that is an exempt organization’s UBTI would also be affected if it incurs indebtedness to finance its investment in Amasse Capital. An Investor is required to make estimated tax payments with respect to its UBTI.

In general, if UBTI is allocated to an Investor such as a qualified retirement plan or a private foundation, the portion of Amasse Capital’s income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization’s income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in Amasse Capital generally should not affect the tax-exempt status of such an exempt organization.

However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI (See “ERISA Considerations.”)

Certain Issues Pertaining to Specific Exempt Organizations

Private Foundations. Private foundations and their managers are subject to excise taxes if they invest “any amount in such a manner as to jeopardize the carrying out of any of the foundation’s exempt purposes.” This rule requires a foundation manager, in making an investment, to exercise “ordinary business care and prudence” under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation’s portfolio.

In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its “distributable amount,” which includes, among other things, the private foundation’s “minimum investment return,” defined as 5% of the excess of the fair market value of its non-functionally related assets (assets not used or held for use in carrying out the foundation’s exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation’s investment in Amasse Capital would most probably be classified as a non-functionally related asset. A determination that an interest in Amasse Capital is a non-functionally related asset could conceivably cause cash flow problems for a prospective Investor which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in Amasse Capital. Of course, this factor would create less of a problem to the extent that the value of the investment in Amasse Capital is not significant in relation to the value of other assets held by a foundation.

In some instances, an investment in Amasse Capital by a private foundation may be prohibited by the “excess business holdings” provisions of the Code. For example, if a private foundation (either directly or together with a “disqualified person”) acquires more than 20% of the capital interest or profits interest of Amasse Capital, the private foundation may be considered to have “excess business holdings.” If this occurs, such foundation may be required to divest itself of its interest in Amasse Capital in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income is “passive” within the meaning of the applicable provisions of the Code and Regulations. Although there can be no assurance, the Board believes that it will meet such 95% gross income test.

Certain exempt organizations which realize UBTI in a taxable year will not constitute “qualified organizations” for purposes of Section 514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Investor should consult its tax adviser in this regard.

A substantial percentage of investments of certain “private operating foundations” may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

Qualified Retirement Plans. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. (See “ERISA Considerations.”)

Endowment Assets. Investors that are of endowment Assets should consider whether the acquisition of an Interest in Amasse Capital is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Asset Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which Assets are commingled and investment determinations are made by persons other than the governing board is allowed.

Tax Shelter Reporting Requirements

Under Treasury Regulations, the activities of Amasse Capital may include one or more “reportable transactions,” requiring and, in certain circumstances, an Investor to file information returns as described below. In addition, an Adviser and other material advisors to Amasse Capital may each be required to maintain for a specified period of time a list containing certain information regarding the “reportable transactions” and the investors, and the Service could inspect such lists upon request.

A “reportable transaction” of a partnership includes, among others, a transaction that results in a loss claimed under Section 165 of the Code (computed without taking into account offsetting income or gain items, and without regard to limitations on its deductibility) generally of at least $2 million in any one taxable year or an aggregate of at least $4 million over a period of six taxable years (beginning with the taxable year in which the transaction is entered into), unless the transaction has been exempted from reporting by the Service. Subject to certain significant exemptions described below, an Investor will be treated as participating in Amasse Capital’s “loss transaction,” and thus be required to report the transaction, if (i) the Investor’s allocable share of Amasse Capital’s loss exceeds certain thresholds (generally, for non-corporate Investors, the thresholds are $2 million in any one taxable year or an aggregate of $4 million over the six-year period described above, and for corporate Investors, the thresholds are $10 million in any one taxable year or $20 million over the six-year period described above), or (ii) the Investor is an individual or a trust which is allocated in any one taxable year a loss of at least $50,000 from a Section 988 transaction (see “Currency Fluctuations—‘Section 988’ Gains or Losses” above).

The Service has published guidance exempting many transactions from the reporting requirements, provided that there is a “qualifying basis” in the Assets involved in the transaction. Assets with a “qualifying basis” include, among others, certain assets purchased for cash. However, even if Amasse Capital has a “qualifying basis” in generating the loss, each of the following transactions is still subject to the reporting requirements unless it is marked to market under the Code (e.g., a Section 1256 Contract): (i) a transaction involving an asset that is, or was, part of a straddle (other than a mixed straddle), (ii) a transaction involving certain “stripped” instruments, (iii) the disposition of an interest in a pass-through entity, and (iv) certain foreign currency transactions which generate an ordinary loss (see “Currency Fluctuations—‘Section 988’ Gains or Losses” above).

The Regulations require to complete and file Form 8886 (“Reportable Transaction Disclosure Statement”) with its tax return for each taxable year in which Amasse Capital participates in a “reportable transaction.” Additionally, each Investor treated as participating in a reportable transaction of Amasse Capital is required to file Form 8886 with its tax return. Amasse Capital and any such Investor, respectively, must also submit a copy of the completed form with the Service’s Office of Tax Shelter Analysis. Amasse Capital intends to notify the Investors that it believes are required to report a transaction, and intends to provide such Investors with any available information needed to complete and submit Form 8886 with respect to such transactions.

Under the above rules, an Investor’s recognition of a loss upon its disposition of an interest also constitute a “reportable transaction” for such Investor. Investors should consult with their own advisors concerning the application of these reporting obligations to their specific situations.

Certain Considerations for Non-U.S. Investors

The discussion under this heading applies to certain Investors who are not “U.S. persons” as determined for U.S. federal income tax purposes (“non-U.S. Investors”). The term “U.S. person” means: (i) an individual citizen or resident of the United States for U.S. federal income tax purposes; (ii) a corporation or other entity taxable as a corporation created or organized in or under the laws of the United States or any political subdivision thereof or therein; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of source; (iv) a trust if both (a) a U.S. court is able to exercise primary supervision over its administration and (b) one or more U.S. persons has the authority to control all of its substantial decisions, or a trust that has made a valid election under U.S. Treasury Regulations to be treated as a domestic trust; or (v) a partnership to the extent the interests therein are held by any of the foregoing.

Given the nature of Amasse Capital’s investment activities, a non-U.S. Investor generally should not be subject to regular U.S. federal income taxation on its allocable share of income where such Investor’s nexus with the U.S. is solely as a result of an investment in Amasse Capital. No assurances can be given in this respect, however. Amasse Capital will be subject to U.S. withholding tax of 30% on dividends and certain interest income allocable to non-U.S. Investors (unless reduced or eliminated by an applicable treaty).

If Amasse Capital was treated as being engaged in a U.S. trade or business, then each non-U.S. Investor generally would be subject to regular U.S. federal income taxation on its allocable share of income. In such a case, each non-U.S. Investor would be required to file a U.S. federal income tax return reporting its allocable share of income and to pay U.S. federal income tax at regular U.S. rates on that income. In addition, Amasse Capital would be required to withhold and pay over to the IRS certain amounts with respect to such income. Any amount so withheld would be creditable against the non-U.S. Investor’s ultimate U.S. federal income tax liability, and the non-U.S. Investor would be entitled to a refund to the extent that the amount withheld exceeded such Investor’s U.S. federal income tax liability for the taxable year. Finally, a corporate non-U.S. Investor’s allocable share of Investment income may also be subject to a 30% U.S. branch profits tax.

Different rules from those described above may apply in the case of a non-U.S. Investor: (i) that has an office or other fixed place of business in the U.S. or is otherwise carrying on a U.S. trade or business; (ii) who is an individual present in the United States for 183 or more days in the taxable year of the disposition or has a “tax home” in the United States for U.S. federal income tax purposes; (iii) who is a former citizen or resident of the United States; or (iv) that is a controlled foreign corporation, a foreign insurance company that holds Interests in connection with a U.S. trade or business, a foreign personal holding company or a corporation that accumulated earnings to avoid U.S. federal income tax.

EACH PROSPECTIVE NON-U.S. INVESTOR SHOULD CONSULT ITS OWN TAX ADVISER REGARDING THE TAX CONSEQUENCES OF AN INVESTMENT.

State and Local Taxation

In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in Amasse Capital. State and local tax laws may differ in their treatment of limited liability companies such as Amasse Capital. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity allocated to the jurisdiction. Although there can be no assurance, except as noted below, Amasse Capital intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. An Investor’s distributive share of the taxable income or loss of Amasse Capital generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident. A partnership in which Amasse Capital acquires an interest may conduct business in a jurisdiction which will subject to tax an Investor’s share of the partnership’s income from that business. Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Investor is a resident.

Amasse Capital is treated as a Limited Liability Company for the State of Hawaii and the City of Honolulu for income tax purposes, solely engaged in purchasing and selling securities for its “own account.” It is also expected that an individual Investor who is a nonresident of Hawaii should not be subject to Hawaii personal income tax with respect to his share of income or gain realized directly by the Investment. A nonresident individual Investor will also not be subject to Honolulu earnings tax on nonresidents with respect to his investment in Amasse Capital.

Individual Investor’s who are residents of Hawaii and Honolulu should be aware that the Hawaii and Honolulu personal income tax laws limit the deductibility of itemized deductions and interest expense for individual taxpayers at certain income levels. These limitations may apply to an Investor’s share of some or all of Amasse Capital’s expenses. Prospective Investors are urged to consult their tax advisers with respect to the impact of these provisions and the Federal limitations on the deductibility of certain itemized deductions and investment expenses on their Hawaii and Honolulu tax liability.

Each prospective Investor should consult its tax adviser with regard to the Hawaii and Honolulu tax consequences of an investment in Amasse Capital.

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ERISA AND CERTAIN OTHER CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an “ERISA Plan” and “ERISA,” respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, “Benefit Plans”) should consider, among other things, the matters described below before determining whether to invest in Amasse Capital.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, regulations of the U.S. Department of Labor (the “DOL”) provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see “Tax Aspects—Unrelated Business Taxable Income” and “—Certain Issues Pertaining to Specific Exempt Organizations”) and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing assets of an ERISA Plan in Amasse Capital, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in Amasse Capital may be too illiquid or too speculative for a particular ERISA Plan, and whether assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

A Benefit Plan which proposes to invest in Amasse Capital will be required to represent that it, and any fiduciaries responsible for such Plan’s investments, are aware of and understand the investment objective, policies and strategies, that the decision to invest plan assets was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and the Code, as applicable.

Certain prospective Benefit Plan Investors may currently maintain relationships with Amasse Capital or their affiliates. Each of such persons may be deemed to be a fiduciary of or other party in interest or disqualified person of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA Plan and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA Plan or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Benefit Plan Investors should consult with their own counsel and other advisors to determine if participation in Amasse Capital is a transaction that is prohibited by ERISA or the Code or is otherwise inappropriate. Fiduciaries of ERISA or Benefit Plan Investors will be required to represent that the decision to invest in Amasse Capital was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest.

Employee benefit plans which are not subject to ERISA may be subject to other rules governing such plans. Fiduciaries of non-ERISA Plans, whether or not subject to Section 4975 of the Code should consult with their own counsel and other advisors regarding such matters.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this  SAI is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan Investors should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Interests.

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SUMMARY OF INVESTMENT MANAGEMENT ENGAGEMENT AGREEMENTS

The following is a summary description of additional items and of select provisions of each Investment Management Engagement Agreement that are not described elsewhere in this SAI of Amasse Capital. The description of such items and provisions is not definitive and reference should be made to the complete text of the form of Investment Management Engagement Agreement contained in Appendix C to the combined prospectus.

Liability of Investors

Investors in Amasse Capital will be Investors in a limited liability company. An Investor will not be liable for the debts, obligations or liabilities of Amasse Capital solely by reason of being an Investor, except that the Investor may be obligated to make capital contributions pursuant to its INVESTMENT MANAGEMENT ENGAGEMENT  Agreement.  An Investor may be required to contribute to Amasse Capital, whether before or after its dissolution or after the Investor ceases to be an Investor, such amounts as Amasse Capital deems necessary to meet its debts, obligations or liabilities (not to exceed for any Investor, the aggregate amount of any distributions, amounts in connection with the repurchase of all or a portion of the Investor’s interests and any other amounts received by the Investor from Amasse Capital during or after the fiscal year to which any debt, obligation or liability incurred).

Duty of Care

Each INVESTMENT MANAGEMENT ENGAGEMENT Agreement provides that neither Amasse Capital nor its managers (including certain of their affiliates, among others) shall be liable to Amasse Capital or any of its Investors for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Each INVESTMENT MANAGEMENT ENGAGEMENT Agreement also contains provisions for the indemnification, to the extent permitted by law, of Amasse Capital and its managers (including certain of their affiliates, among others) against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of Amasse Capital. None of these persons will be personally liable to any Investor of Amasse Capital for the repayment of any balance in such Investor’s capital account or for contributions by such Investor to the capital of the Amasse Capital or by reason of any change in the Federal or state income tax laws applicable to Amasse Capital or its Investors.

The rights of indemnification and exculpation provided under each INVESTMENT MANAGEMENT ENGAGEMENT Agreement do not provide for indemnification of Amasse Capital or its managers for any liability, including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

Amendment of the Investment Management Engagement Agreement

Each INVESTMENT MANAGEMENT ENGAGEMENT Agreement may generally be amended, in whole or in part, with the approval of the Board (including a majority of the Independent Managers, if required by the Investment Company Act). However, certain amendments to the INVESTMENT MANAGEMENT ENGAGEMENT  Agreements involving capital accounts and allocations thereto may not be made without the written consent of any Investor adversely affected thereby or unless each Investor has received written notice of the amendment and any Investor objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board) to amend the Investment Management Engagement Agreement to their satisfaction.

Power of Attorney

By investing in Amasse Capital and by signing the INVESTMENT MANAGEMENT ENGAGEMENT  Agreement (which each Investor will do by virtue of signing the Investor Application form attached to the combined prospectus as Appendix B), each Investor of Amasse Capital will appoint Amasse Capital and each of the Managers his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of Amasse Capital as a limited liability company or signing all instruments effecting authorized changes in Amasse Capital or the INVESTMENT MANAGEMENT ENGAGEMENT  Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of Amasse Capital.

The power-of-attorney granted in each INVESTMENT MANAGEMENT ENGAGEMENT  Agreement is a special power-of-attorney coupled with an interest in favor of Amasse Capital and each of the Managers and as such is irrevocable and continues in effect until all of such Investor’s Interest in Amasse Capital has been withdrawn or transferred to one or more transferees that have been approved by the Board for admission to the Investment as substitute Investors.

Term, Dissolution and Liquidation

Amasse Capital will be dissolved:

  Upon the affirmative vote to dissolve by both (1) the Board and (2) Members holding at least two-thirds of the total number of votes eligible to be cast by all Members;
  At the election of the Amasse Capital;
  Upon the failure of Members to elect successor Managers at a meeting called by the Amasse Capital when no Manager remains; or
  As required by operation of law.

Upon the occurrence of any event of dissolution, the Board or an affiliate, acting as liquidator under appointment by the Board (or another liquidator, if one affiliate is unable to perform this function), is charged with winding up the affairs of Amasse Capital and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the combined prospectus combined under “Capital Accounts — Allocation of Net Profits and Losses.”

Upon the dissolution of Amasse Capital, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of Amasse Capital, other than debts to Investors, including actual or anticipated liquidation expenses, (2) next to satisfy debts owed to the Members, and (3) finally to the Investors of Amasse Capital proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Investors in facilitating an orderly liquidation.

Reports to Investors

Reports will be furnished to the Investors as soon as practicable after the end of each taxable year such information as is necessary for such Investors to complete Federal and state income tax or information returns, along with any other tax information required by law. A semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the Investment Company Act. Quarterly reports from Amasse Capital regarding Amasse Capital’s operations during such period also will be sent to the Investors.

Fiscal Year

For accounting purposes, the fiscal year of Amasse Capital is the 12-month period ending on December 31st. The 12-month period ending March 31st of each year will be the taxable year of Amasse Capital unless otherwise determined by Amasse Capital.

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FINANCIAL STATEMENTS

Financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statement of changes in Investor’s capital, statement of cash flows, financial highlights, notes and (with respect to the audited financial statements only) Report of Independent Registered Public Accounting Firm if applicable.

  Capitalization changes which eliminate other classes of stock and voting rights;
  Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization;
  Stock purchase plans with an exercise price of not less than 85% of fair market value;
  Stock option plans that are incentive based and not excessive;
  Other stock-based plans which are appropriately structured;
  Reductions in supermajority vote requirements; and
  Adoption of anti-greenmail provisions.

Amasse Capital will generally not vote on certain issues which have a potential substantive financial or best interest impact when Amasse Capital believes that approval of the proposal may negatively impact the economic value of the company’s securities held in Amasse Capital client accounts. These matters are set out below:

  Capitalization changes which add classes of stock which are blank check in nature or that dilute the voting interests of existing shareholders;
  Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders;
  Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers;
  Amendments to by-laws which would require supermajority shareholder votes to pass or repeal certain provisions;
  Classified boards of directors;
  Reincorporation into a state which has more stringent anti-takeover and related provisions;
  Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding;
  Excessive compensation or non-salary compensation related proposals;
  Change-in-control provisions in non-salary compensation plans, employment contracts and severance agreements that benefit management and would be costly to shareholders if triggered; and
  “Other business as properly comes before the meeting” proposals which give a blank check to those acting as proxy.

Social and Corporate Responsibility Issues

Amasse Capital, believing that management’s job is to handle ordinary business matters, and not wanting to arbitrarily impose a judgment on such matters, usually votes on these proposals. Third party analyses of these issues are taken into account. If an issue will, in our view negatively impact the investment merits of a company, we will oppose it.

5

PROXY VOTING POLICIES AND PROCEDURES

Amasse Capital retains the following records: (1) proxy voting policies and procedures; (2) proxy statements; (3) records of votes cast on behalf of clients; (4) records of clients’ requests for proxy voting information; and (5) any documents prepared by or on behalf of Amasse Capital that were material in making decisions on how to vote. Amasse Capital retains the above-mentioned records for a minimum of five years.

Administration

Amasse Capital’s internal Board develops the firm’s positions on all major corporate issues, creates guidelines, and oversees the voting process. The Board, including but not limited to the Chief Executive Officer, Chief Financial Officer, Marketing Director, General Director, and General Counsel, analyzes types of proposals based on whether they would adversely affect investor’s interests and make a company less attractive to invest in. In evaluating proposals each year, the Board relies upon our own knowledge of each company and its management, independent research provided by third parties, and information presented by company managements and investor groups.

Once the Board establishes its recommendations; they are distributed to Amasse Capital’s Management Group as guidelines. Most managers vote consistent with Amasse Capital’s guidelines. Occasionally, some will take an independent view on certain issues and vote differently. When an investment professional casts votes which are counter to the Board’s guidelines, they are required to document their reasons in writing for the Board. Annually, the Board of Amasse Capital will review the voting process, policies, and voting records.

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Item 25

Part C – OTHER INFORMATION
Financial Projections and Exhibits

CURRENCY EXCHANGE JPY VS. USD RELATIVE VALUE ARBITRAGE	Variables are subject to change depending on current market conditions. **GD = 10% GROSS DISCOUNT** **ND = 8% NET DISCOUNT** **IC = 2% INTERMEDIARY COMMISSIONS** **BF = 1% BANK FEES** **AC = 7% AMASSE CAPITAL PROFIT** **JPY -> USD 0.0090386 DAILY IB EXCHANGE RATE**

EXCHANGE SCHEDULE

WEEK 1	JPY (IN)	EQUIV. $USD (IN)	$GD (USD)	$ND (USD)	$IC (USD)	$BF (USD)	AC (USD)	USD (OUT)
1ST TRANCHE	¥10,000,000,000	90,385,500	9,385,500	7,230,840	1,807,710	903,855	6,326,985	81,346,950
2ND TRANCHE	¥50,000,000,000	451,927,500	45,192,750	36,154,200	9,038,550	4,519,275	31,634,925	406,734,750
3RD TRANCHE	¥50,000,000,000	451,927,500	45,192,750	36,154,200	9,038,550	4,519,275	31,634,925	406,734,750
TOTAL	¥110,000,000,000	994,240,500	99,424,050	79,539,240	19,884,810	9,942,405	69,596,835	894,816,450
WEEK 2								
4TH TRANCHE	¥100,000,000,000	903,855,000	90,385,500	72,308,400	18,077,100	9,038,550	63,269,850	813,469,500
5TH TRANCHE	¥100,000,000,000	903,855,000	90,385,500	72,308,400	18,077,100	9,038,550	63,269,850	813,469,500
6TH TRANCHE	¥100,000,000,000	903,855,000	90,385,500	72,308,400	18,077,100	9,038,550	63,269,850	813,469,500
TOTAL	¥300,000,000,000	2,711,565,000	271,156,500	216,925,200	54,231,300	27,115,650	189,809,550	2,440,408,500
ROLLS AND EXTENSIONS ONGOING AS PER WEEK 2

CURRENCY EXCHANGE
EURO VS. USD
RELATIVE VALUE ARBITRAGE

Variables are subject to change depending on current market conditions.

GD = 15 % GROSS DISCOUNT

ND = 10 % NET DISCOUNT

IC = 5 % INTERMEDIARY COMMISSIONS

BF = 1 % BANK FEES

AC = 9 % AMASSE CAPITAL PROFIT

EUR -> USD 1.22831 DAILY IB EXCHANGE RATE

EXCHANGE SCHEDULE

WEEK 1	EUR (IN)	EQUIV. $USD (IN)	$GD (USD)	$ND (USD)	$IC (USD)	$BF (USD)	AC (USD)	USD (OUT)
1ST TRANCHE	€100,000,000	122,831,000	18,424,650	12,283,100	6,141,550	1,228,310	11,054,790	104,406,350
2ND TRANCHE	€500,000,000	614,155,000	92,123,250	61,415,500	30,707,750	6,141,550	55,273,950	522,031,750
3RD TRANCHE	€500,000,000	614,155,000	92,123,250	61,415,500	30,707,750	6,141,550	55,273,950	522,031,750
TOTAL	€1,100,000,000	1,351,141,000	202,671,150	135,114,100	67,557,050	13,511,410	121,602,690	1,148,469,850
WEEK 2								
4TH TRANCHE	€1,000,000,000	903,855,000	184,246,500	122,831,000	61,415,500	12,283,100	110,547,900	1,044,063,500
5TH TRANCHE	€1,000,000,000	903,855,000	184,246,500	122,831,000	61,415,500	12,283,100	110,547,900	1,044,063,500
6TH TRANCHE	€1,000,000,000	903,855,000	184,246,500	122,831,000	61,415,500	12,283,100	110,547,900	1,044,063,500
TOTAL	€3,000,000,000	3,684,930,000	552,739,500	368,493,000	36,849,300	27,115,650	331,643,700	3,132,190,500

ROLLS AND EXTENSIONS ONGOING AS PER WEEK 2

Profit / Tranche

EQUIV. $USD (IN)
AC (USD)
Millions
1,400
1,200
1,000
800
600
400
200
0

	1ST TRANCHE	2ND TRANCHE	3RD TRANCHE	4TH TRANCHE	5TH TRANCHE	6TH TRANCHE
EQUIV. $USD (IN)	122,831,000	614,155,000	614,155,000	1,228,310,000	1,228,310,000	1,228,310,000
AC (USD)	11,054790	55,273,950	55,273,950	110,547,900	110,547,900	110,547,900

Item26. Marketing Arrangements

Not Applicable

Item27. Other Expenses of Issuance and Distribution

Not Applicable

Item28. Persons Controlled by or Under Common Control

None

Item29. Number of Holders of Securities

As of September 6, 2005, there are Five (5) Members that are Equity Security holders in Amasse Capital LLC.

Item30. Indemnification

Reference is made in the provisions of Amasse Capital’s Investment Management Engagement agreement to be filed as Appendix C to the prospectus contained in this Registration Statement, and to be incorporated herein by reference.

Item 31. Business and Other Connections of Investment Adviser

Not Applicable

Item32. Location of Accounts and Records

The Registrant’s accounts, books and other documents are currently located at the offices of Amasse Capital, c/o Amasse Capital LLC, Hawaii

1066 Oilipuu Place
Honolulu, HI 96825

Item33. Management Services

Not Applicable

Item34. Undertakings

  Not Applicable
  Not Applicable
  Not Applicable
  Not Applicable

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SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has caused this Registration Statement to be duly signed on its behalf in the city of Honolulu and State of Hawaii on the 25th day of January 2005.

Amasse Capital LLC (Registrant)

By /s/ Syed K. Qadri

_______________________________
Syed K. Qadri President & CEO

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